UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

September 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 16, 2009

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the annual reporting period ended September 30, 2009.

Investment Objectives and Policies

The eight Portfolios of this open-end fund, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of current income exempt from Federal taxation and state taxation of the respective state that is available without assuming what the AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The Pennsylvania Portfolio and the Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.

Effective June 26, 2009, the National Portfolio, a series of AllianceBernstein Municipal Income Fund, Inc., acquired the Florida Portfolio.

Investment Results

The tables on pages 6-13 show performance for each Portfolio compared to its benchmark, the Barclays Capital Municipal Index, which represents the municipal market, for the six- and 12-month periods ended September 30, 2009. For the 12-month period ended

September 30, 2009, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark. For the six-month period, Class A shares of the Arizona Portfolio performed in line, the New Jersey and Pennsylvania Portfolios outperformed, while the other Portfolios underperformed the benchmark. For the six-month period, the benchmark returned 9.38%, and for the 12-month period the benchmark returned 14.85%.

The 12-month period ended September 30, 2009 was a volatile period in all financial markets, and the municipal market was no exception. In response to the collapse in the equity and housing markets, the US Federal Reserve aggressively lowered short-term interest rates. After a brief, but sharp sell-off in October, 2008, high-grade municipal bonds rallied sharply. Short-term, AAA-rated municipal yields ended the 12-month reporting period 1.8% lower, while intermediate yields and long-term yields were 1.7% and 1.4% lower. As a result, the absolute returns of investment-grade municipal bonds were attractive across the maturity spectrum. In general, the longer the average maturity of the portfolio, the greater the return.

While high-grade municipal bonds rallied sharply over the 12-month period as investors sought safety, the rally in lower-rated bonds was muted by comparison. For example, the extra yield available for buying Puerto Rico general obligation (GO) bonds (Baa3/BBB-) versus AAA-rated municipal bonds stands at 2.4% today, but it had been 1.5% prior to Lehman Brothers’ bankruptcy in October

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

2008. While lower-rated bonds had significantly lower returns, they were also more volatile. During the first quarter of 2009, the extra yield available on Puerto Rico GOs reached 4% as investors pondered the prospects of an economic depression and the implications for the budgets of state and local governments, especially for lower-rated credits like Puerto Rico. As the threat of a depression faded during the spring and summer, lower-rated bonds rallied from their lows, but still underperformed high grades for the 12-month period.

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the annual reporting period ended September 30, 2009 follows.

Arizona Portfolio – The Arizona Portfolio underperformed its benchmark for the 12-month period, but Class A shares of the Arizona Portfolio performed in line with its benchmark for the six-month period. Performance for the Portfolio and the benchmark for both periods was positive. Underperformance for the 12-month period was the result of both security and sector selection. Security selection in the special tax and industrial revenue bond sectors detracted from relative returns, while security selection in the airport sector contributed to returns. For the six-month period, performance was helped by security selection in the hospital and special tax sector.

Massachusetts Portfolio – The Massachusetts Portfolio underperformed its benchmark for both the six- and

12-month periods. Performance for the Portfolio and the benchmark for both periods was positive. Underperformance compared to the benchmark for the 12-month period was the result of security and sector selection. Security selection in the special tax and housing sectors detracted from relative returns, while the Portfolio’s relative weighting in the hospital sector was beneficial to performance. For the six-month period, performance was hurt by its relative weighting in the industrial revenue bond sector.

Michigan Portfolio – The Michigan Portfolio underperformed its benchmark for both the six- and 12-month periods. Performance for the Portfolio and the benchmark for both periods was positive. The Portfolio’s underperformance compared to the benchmark for the 12-month period was partially the result of security selection in the education, hospital and special tax sectors. The Portfolio’s relative weighting in the student loan and hospital sectors was beneficial to performance. For the six-month period, performance was hurt by security selection in the hospital and housing sectors.

Minnesota Portfolio – The Minnesota Portfolio underperformed its benchmark for both the six- and 12-month periods. Performance for the Portfolio and the benchmark for both periods was positive. Underperformance compared to the benchmark for the 12-month period was partially the result of the Portfolio’s relative weighting in the industrial revenue bond sectors. Security selection detracted in the airport, education and hospital sectors.

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

The Portfolio’s relative weighting in the hospital sector was beneficial to performance. For the six-month period, the Portfolio was hurt by its relative weighting in the industrial revenue bond sector.

New Jersey Portfolio – The New Jersey Portfolio underperformed its benchmark for the 12-month period, but Class A shares outperformed for the six-month period. Performance for the Portfolio and the benchmark for both periods was positive. Underperformance compared to the benchmark for the 12-month period was partially the result of security selection in the special tax and industrial revenue bond sectors. The Portfolio’s relative weighting in the industrial revenue bond and hospital sectors was beneficial to performance. For the six-month period, the Portfolio was helped by its relative weighting in the hospital and the industrial revenue bond sectors.

Ohio Portfolio – The Ohio Portfolio underperformed its benchmark for the six- and 12-month periods. Performance for the Portfolio and the benchmark for both periods was positive. For the 12-month period, underperformance was partially the result of security selection in the special tax and industrial revenue bond sectors. Security selection in the housing sector was beneficial to performance. For the six-month period, the Portfolio was hurt by security selection in the industrial revenue bond sector.

Pennsylvania Portfolio – The Pennsylvania Portfolio underperformed its benchmark for the 12-month period,

but outperformed for the six-month period. Performance for the Portfolio and the benchmark for both periods was positive. The Pennsylvania Portfolio’s underperformance for the 12-month period was partially the result of security selection in the special tax, education and hospital sectors. The Portfolio’s relative weighting in the hospital sector was beneficial to performance. For the six-month period, the Portfolio was helped by security selection in the transportation, education and special tax sectors.

Virginia Portfolio – The Virginia Portfolio underperformed its benchmark for both the six- and 12-month period. Performance for the Portfolio and the benchmark for both periods was positive. The Virginia Portfolio’s underperformance for the 12-month period was partially the result of security selection in the industrial revenue bond, special tax, education and hospital sectors. The Portfolio’s relative weighting in the industrial revenue bond sector was beneficial to performance. For the six-month period, the Portfolio was hurt by security selection in the industrial revenue bond and leasing sectors.

Market Review and Investment Strategy

As 2009 unfolded, the Municipal Bond Investment Team (the “Team”) sought to reduce the holdings of AAA-rated bonds in favor of more AA- and A-rated bonds. By historical standards, the extra yield for modestly reducing credit quality was very high; while it has narrowed since last spring, it remains high. Furthermore, the Team’s research indicates that certain

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

municipal ratings are systematically too low given the issuers’ financial stability. Certain special tax bonds, backed by broad-based sales, income or transportation taxes, should merit ratings of AA and AAA, while those special tax bonds with a more limited tax pledge or geographic area are between A and AA. Water and sewer bonds and retail electric distribution systems should be rated higher too, in the Team’s opinion. Yet, in all these circumstances, the Team has identified credits with lower ratings, and the Portfolios look to buy these credits. Eventually, the Team believes the market and the rating agencies will recognize the financial stability of these issuers and their prices and ratings will move up. In the meantime, the Portfolios can earn the extra income these bonds provide.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The purpose of insurance is to reduce the credit risk of a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages.

The credit quality of many subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded, and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of September 30, 2009, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds	Prerefunded/ ETM* Bonds
Arizona	44.9%	7.9%
Massachusetts	35.6%	5.2%
Michigan	41.2%	15.9%
Minnesota	38.4%	6.7%
New Jersey	45.4%	10.4%
Ohio	51.3%	18.2%
Pennsylvania	62.8%	18.6%
Virginia	27.0%	0.0%

*	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment-grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009 the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and the Portfolio returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to state and local taxes and/or the alternative minimum tax. A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. While narrow investment objectives of non-diversified investments can create risk, please be advised that the following Portfolios (Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia) are in fact diversified, creating less risk in this particular area of narrow investment objectives. Additionally, the Pennsylvania and Virginia Portfolios can invest in a relatively small number of issuers, and are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
Arizona Portfolio
Class A	9.39%	11.97%

Class B*	9.13%	11.32%

Class C	9.13%	11.32%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	8.22%	11.50%

Class B*	7.86%	10.75%

Class C	7.86%	10.75%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
Michigan Portfolio
Class A	7.72%	11.18%

Class B*	7.36%	10.45%

Class C	7.35%	10.54%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	5.55%	11.20%

Class B*	5.18%	10.43%

Class C	5.17%	10.42%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	9.79%	9.45%

Class B*	9.28%	8.69%

Class C	9.40%	8.81%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
Ohio Portfolio
Class A	8.40%	11.84%

Class B*	7.92%	11.08%

Class C	8.02%	11.19%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	9.87%	10.00%

Class B*	9.49%	9.24%

Class C	9.49%	9.24%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2009	Returns
	6 Months	12 Months
Virginia Portfolio
Class A	8.66%	13.03%

Class B*	8.30%	12.27%

Class C	8.31%	12.28%

Barclays Capital Municipal Index	9.38%	14.85%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/99 TO 9/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/99 to 9/30/09) as compared with the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.14%	5.06%
1 Year	11.97%	8.59%
5 Years	4.37%	3.73%
10 Years	5.27%	4.96%

Class B Shares			2.59%	4.17%
1 Year	11.32%	8.32%
5 Years	3.65%	3.65%
10 Years(a)	4.84%	4.84%

Class C Shares			2.60%	4.19%
1 Year	11.32%	10.32%
5 Years	3.65%	3.65%
10 Years	4.56%	4.56%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	8.59%
5 Years	3.73%
10 Years	4.96%

Class B Shares
1 Year	8.32%
5 Years	3.65%
10 Years(a)	4.84%

Class C Shares
1 Year	10.32%
5 Years	3.65%
10 Years	4.56%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.93%, 1.66% and 1.64% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.75%	4.47%
1 Year	11.50%	8.16%
5 Years	4.54%	3.90%
10 Years	5.13%	4.81%

Class B Shares			2.19%	3.56%
1 Year	10.75%	7.75%
5 Years	3.81%	3.81%
10 Years(a)	4.70%	4.70%

Class C Shares			2.19%	3.56%
1 Year	10.75%	9.75%
5 Years	3.81%	3.81%
10 Years	4.41%	4.41%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	8.16%
5 Years	3.90%
10 Years	4.81%

Class B Shares
1 Year	7.75%
5 Years	3.81%
10 Years(a)	4.70%

Class C Shares
1 Year	9.75%
5 Years	3.81%
10 Years	4.41%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.73% and 1.72% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.52% and 1.52% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.67%	4.29%
1 Year	11.18%	7.88%
5 Years	4.22%	3.59%
10 Years	5.35%	5.04%

Class B Shares			2.11%	3.39%
1 Year	10.45%	7.45%
5 Years	3.51%	3.51%
10 Years(a)	4.92%	4.92%

Class C Shares			2.11%	3.39%
1 Year	10.54%	9.54%
5 Years	3.52%	3.52%
10 Years	4.64%	4.64%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	7.88%
5 Years	3.59%
10 Years	5.04%

Class B Shares
1 Year	7.45%
5 Years	3.51%
10 Years(a)	4.92%

Class C Shares
1 Year	9.54%
5 Years	3.52%
10 Years	4.64%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.78% and 1.76% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.01%, 1.71% and 1.71% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.39%	3.99%
1 Year	11.20%	7.91%
5 Years	4.17%	3.55%
10 Years	5.12%	4.79%

Class B Shares			1.80%	3.01%
1 Year	10.43%	7.43%
5 Years	3.45%	3.45%
10 Years(a)	4.68%	4.68%

Class C Shares			1.80%	3.01%
1 Year	10.42%	9.42%
5 Years	3.44%	3.44%
10 Years	4.39%	4.39%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	7.91%
5 Years	3.55%
10 Years	4.79%

Class B Shares
1 Year	7.43%
5 Years	3.45%
10 Years(a)	4.68%

Class C Shares
1 Year	9.42%
5 Years	3.44%
10 Years	4.39%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.10%, 1.81% and 1.80% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.34%	5.64%
1 Year	9.45%	6.19%
5 Years	3.77%	3.14%
10 Years	4.34%	4.02%

Class B Shares			2.80%	4.73%
1 Year	8.69%	5.69%
5 Years	3.04%	3.04%
10 Years(a)	3.89%	3.89%

Class C Shares			2.80%	4.73%
1 Year	8.81%	7.81%
5 Years	3.07%	3.07%
10 Years	3.61%	3.61%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	6.19%
5 Years	3.14%
10 Years	4.02%

Class B Shares
1 Year	5.69%
5 Years	3.04%
10 Years(a)	3.89%

Class C Shares
1 Year	7.81%
5 Years	3.07%
10 Years	3.61%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.72% and 1.70% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.87%, 1.57% and 1.57% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			2.79%	4.58%
1 Year	11.84%	8.51%
5 Years	4.23%	3.60%
10 Years	4.95%	4.63%

Class B Shares			2.23%	3.66%
1 Year	11.08%	8.08%
5 Years	3.51%	3.51%
10 Years(a)	4.50%	4.50%

Class C Shares			2.23%	3.66%
1 Year	11.19%	10.19%
5 Years	3.53%	3.53%
10 Years	4.22%	4.22%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	8.51%
5 Years	3.60%
10 Years	4.63%

Class B Shares
1 Year	8.08%
5 Years	3.51%
10 Years(a)	4.50%

Class C Shares
1 Year	10.19%
5 Years	3.53%
10 Years	4.22%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00%, 1.72% and 1.71% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55% and 1.55% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.25%	5.16%
1 Year	10.00%	6.71%
5 Years	3.74%	3.12%
10 Years	5.04%	4.72%

Class B Shares			2.71%	4.30%
1 Year	9.24%	6.24%
5 Years	3.02%	3.02%
10 Years(a)	4.60%	4.60%

Class C Shares			2.71%	4.30%
1 Year	9.24%	8.24%
5 Years	3.02%	3.02%
10 Years	4.31%	4.31%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	6.71%
5 Years	3.12%
10 Years	4.72%

Class B Shares
1 Year	6.24%
5 Years	3.02%
10 Years(a)	4.60%

Class C Shares
1 Year	8.24%
5 Years	3.02%
10 Years	4.31%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.75% and 1.74% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.95%, 1.65% and 1.65% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.11%	5.08%
1 Year	13.03%	9.63%
5 Years	4.51%	3.88%
10 Years	5.30%	4.98%

Class B Shares			2.57%	4.20%
1 Year	12.27%	9.27%
5 Years	3.79%	3.79%
10 Years(a)	4.86%	4.86%

Class C Shares			2.57%	4.20%
1 Year	12.28%	11.28%
5 Years	3.80%	3.80%
10 Years	4.57%	4.57%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2009)
SEC Returns

Class A Shares
1 Year	9.63%
5 Years	3.88%
10 Years	4.98%

Class B Shares
1 Year	9.27%
5 Years	3.79%
10 Years(a)	4.86%

Class C Shares
1 Year	11.28%
5 Years	3.80%
10 Years	4.57%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.67% and 1.66% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.72%, 1.42% and 1.42% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,093.89	$4.09	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%
Class B
Actual	$1,000	$1,091.26	$7.76	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
Class C
Actual	$1,000	$1,091.27	$7.76	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Massachusetts Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,082.21	$4.28	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class B
Actual	$1,000	$1,078.61	$7.92	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Class C
Actual	$1,000	$1,078.61	$7.92	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%

Michigan Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,077.16	$5.26	1.01%
Hypothetical**	$1,000	$1,020.00	$5.11	1.01%
Class B
Actual	$1,000	$1,073.58	$8.89	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%
Class C
Actual	$1,000	$1,073.54	$8.89	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%

Minnesota Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,055.50	$4.64	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$1,051.79	$8.23	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$1,051.74	$8.23	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

New Jersey Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,097.90	$4.58	0.87%
Hypothetical**	$1,000	$1,020.71	$4.41	0.87%
Class B
Actual	$1,000	$1,092.82	$8.24	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%
Class C
Actual	$1,000	$1,093.98	$8.24	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

Ohio Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,084.00	$4.44	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class B
Actual	$1,000	$1,079.16	$8.08	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
Class C
Actual	$1,000	$1,080.25	$8.08	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%

Pennsylvania Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,098.67	$5.00	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class B
Actual	$1,000	$1,094.87	$8.67	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%
Class C
Actual	$1,000	$1,094.86	$8.66	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Virginia Portfolio

	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,086.62	$3.77	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%
Class B
Actual	$1,000	$1,082.98	$7.41	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
Class C
Actual	$1,000	$1,083.11	$7.42	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Fund Expenses

BOND RATING SUMMARY*

September 30, 2009 (unaudited)

*	All data are as of September 30, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2009 (unaudited)

*	All data are as of September 30, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2009 (unaudited)

*	All data are as of September 30, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.1%
Long-Term Municipal Bonds – 98.0%
Arizona – 79.6%
Arizona Cap Fac Fin Corp. (Ariz St Univ) Series 00 6.25%, 9/01/32	$2,000	$1,886,300
Arizona COP FSA Series A 5.00%, 9/01/24	6,000	6,349,860
Arizona Game & Fish Dept 5.00%, 7/01/26	1,000	1,044,080
Arizona Hlth Fac Auth Series 02A 6.00%, 2/15/32 (Prerefunded/ETM)	5,700	6,364,734
Arizona Hlth Fac Auth (Blood Systems, Inc.) Series 04 5.00%, 4/01/19	750	793,163
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.40%, 2/01/42(a)	1,150	981,836
Arizona School Fac Brd COP Series 01 5.00%, 7/01/19 (Prerefunded/ETM)	5,730	6,166,454
Arizona St Univ (Arizona State Univ COP Rsch Infra) AMBAC Series 05A 5.00%, 9/01/23	2,000	2,097,280
Arizona St West Campus Hsg AMBAC Series 05 5.00%, 7/01/30	1,500	1,346,535
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) MBIA Series 03A 5.00%, 7/01/25	2,400	2,461,464
Arizona Trnsp Brd Highway 5.00%, 7/01/20	5,000	5,589,650
Series 04B 5.00%, 7/01/24	4,300	4,604,397
Arizona Wtr Infra Fin Auth (Arizona SRF) Series 06A 5.00%, 10/01/24	4,000	4,476,920
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	405	307,350

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	$1,237	$1,253,452
Estrella Mtn CFD AZ Golf Vlg Series 01A 7.875%, 7/01/25	2,718	2,785,379
Gilbert AZ Wtr Res Mun Corp. (Gilbert AZ Wastewater Sys) Series 04 4.90%, 4/01/19	2,500	2,503,325
Glendale AZ IDA Series 01A 5.875%, 5/15/31 (Prerefunded/ETM)	3,770	4,126,340
Glendale AZ IDA (John C Lincoln Hlth Ctr) Series 05B 5.25%, 12/01/22	1,000	1,027,430
Goodyear AZ CFD #1 (Goodyear AZ CFD #1 Palm Valley) Series 96C 7.25%, 7/01/16	1,158	1,160,907
Goodyear AZ IDA (Litchfield Park Svc Company) Series 99 5.95%, 10/01/23	3,160	2,735,138
Greater AZ Dev Auth MBIA Series 05A 5.00%, 8/01/21	1,600	1,691,648
MBIA Series 05B 5.00%, 8/01/25	4,320	4,599,893
Hassayampa CFD #2 AZ (Hassayampa CFD #2 AZ Forst Rdg) Series 00 7.50%, 7/01/24	600	589,944
Hassayampa CFD AZ Series 96 7.75%, 7/01/21	2,090	2,103,021
Maricopa Cnty AZ IDA SFMR Series 01 5.63%, 3/01/33	385	382,675
Maricopa Cnty AZ USD #89 GO 6.25%, 7/01/26	3,700	4,252,669
Mesa AZ IDA MBIA Series 99A 5.75%, 1/01/25 (Prerefunded/ETM)(b)	12,000	12,272,880
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	2,000	2,412,920

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nogales AZ Mun Dev Auth Lease (Nogales AZ Lease Mun Dev Auth) AMBAC Series 05 5.00%, 6/01/27	$1,000	$959,160
Northern Arizona Univ COP (No Arizona Univ COP Rsch Fac) AMBAC Series 04 5.125%, 9/01/21-9/01/24	7,140	7,531,650
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/26	4,080	4,453,646
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) MBIA-RE Series 05A 5.00%, 7/01/23	5,500	5,957,985
Phoenix AZ IDA (Phoenix AZ Lease - Capitol Mall) AMBAC Series 05 5.00%, 9/15/25	5,935	6,044,738
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	1,500	1,323,015
Pima Cnty AZ IDA MFHR Series 99 7.00%, 12/20/31 (Prerefunded/ETM)	1,290	1,478,314
Pima Cnty AZ IDA SFMR Series 99B-1 6.10%, 5/01/31 (Prerefunded/ETM)	60	60,821
Pinal Cnty AZ COP AMBAC Series 01 5.125%, 6/01/21	1,000	1,026,510
Series 04 5.00%, 12/01/24	3,780	3,853,672
Pinal Cnty AZ IDA (Florence West Prison Proj) ACA Series 06A 5.25%, 10/01/22	1,400	1,240,176
Queen Creek AZ ID #1 5.00%, 1/01/26	600	566,160
Salt River Proj Agric Impt & Pwr Dist AZ Series A 5.00%, 1/01/29	3,400	3,762,678
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	1,165	1,185,629

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Scottsdale AZ IDA (Scottsdale Healthcare) 5.00%, 9/01/23	$500	$502,475
Show Low AZ ID ACA Series 00 6.00%, 1/01/18	955	898,120
Show Low AZ IDA (Navapache Reg Medical Ctr) RADIAN Series 05 5.00%, 12/01/25	1,415	1,423,094
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,650	1,534,203
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	1,482	1,421,712
Tempe AZ Excise Tax 5.00%, 7/01/24	1,035	1,122,313
Tolleson AZ IDA MFHR (Copper Cove Apts) Series 01A 5.50%, 11/20/41	5,825	5,921,520
Tucson & Pima Cnty AZ IDA SFMR Series 01A-1 6.35%, 1/01/34(b)	440	442,596
Series 02A 5.50%, 1/01/35	325	333,798
Tucson AZ Arpt Auth AMBAC Series 01 5.35%, 6/01/31	6,475	6,280,750
Tucson AZ COP MBIA Series 04A 5.00%, 7/01/23-7/01/24	6,100	6,352,307
Tucson AZ IDA (Univ of Az/Marshall Foundation) AMBAC Series 02A 5.00%, 7/15/32	1,000	997,230
Univ Medicine & Dentistry NJ (University Med Ctr Corp. AZ) 5.00%, 7/01/35	3,500	3,381,735
Univ of Arizona COP AMBAC 5.00%, 6/01/12	3,040	3,268,912
5.25%, 6/01/14-6/01/15	5,000	5,547,370

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yavapai Cnty AZ IDA (Yavapai Regional Med Ctr) RADIAN Series 03A 5.25%, 8/01/21	$4,000	$4,031,360

		171,271,293

California – 1.5%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	2,155	2,394,658
Series A 5.375%, 8/15/20	740	798,060

		3,192,718

District of Columbia – 1.1%
District of Columbia Tax Incr 5.25%, 12/01/26	2,040	2,320,377

Florida – 0.7%
Double Branch CDD FL Series 02A 6.70%, 5/01/34	955	979,037
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(c)(d)	465	237,299
Series 02B 6.625%, 5/01/33(c)(d)	200	102,146
Series 99B 5.80%, 5/01/21(c)(d)	400	205,920

		1,524,402

Puerto Rico – 14.3%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18	6,000	6,112,920
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22	6,400	6,820,564
Puerto Rico GO 5.25%, 7/01/23	575	583,752
FGIC Series 02A 5.00%, 7/01/32 (Prerefunded/ETM)	2,500	2,774,500
Series 01A 5.50%, 7/01/19	500	533,350
Series 03A 5.25%, 7/01/23	500	507,920
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	523,405

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico HFA MFHR 5.00%, 12/01/17 (Prerefunded/ETM)	$3,015	$3,411,201
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,855	1,973,479
5.125%, 12/01/27	385	410,610
Puerto Rico Hwy & Trnsp Auth FSA 5.00%, 7/01/32	2,015	2,035,896
5.00%, 7/01/32 (Prerefunded/ETM)	1,385	1,537,073
Puerto Rico Ind Tour Edl Med (Ascension Health) Series 00A 6.125%, 11/15/30	1,500	1,552,245
Univ of Puerto Rico 5.00%, 6/01/18	1,855	1,938,104

		30,715,019

Texas – 0.8%
Texas Turnpike Auth (Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	1,750	1,759,047

Total Long-Term Municipal Bonds (cost $205,190,473)		210,782,856

SHORT-TERM MUNICIPAL NOTES – 0.1%
Colorado – 0.1%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.35%, 7/01/29(e) (cost $200,000)	200	200,000

Total Investments – 98.1% (cost $205,390,473)		210,982,856
Other assets less liabilities – 1.9%		4,098,228

Net Assets – 100.0%		$215,081,084

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,440	2/12/12	SIFMA	*	3.548%		$82,544
Merrill Lynch	1,000	8/09/26	4.0632%		SIFMA	*	(120,015)

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of September 30, 2009, the Portfolio held 44.9% of net assets in insured bonds (of this amount 17.2% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds). 20.0% of the Portfolio’s insured bonds were insured by AMBAC.

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

USD – Unified School District

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Arizona Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 92.0%
Massachusetts – 67.6%
Boston MA Wtr & Swr Comm 5.00%, 11/01/26	$2,000	$2,264,780
Fall River MA GO FSA 5.00%, 7/15/28	5,085	5,592,330
Massachusetts Bay Trnsp Auth Series 04A 5.25%, 7/01/21 (Prerefunded/ETM)	2,000	2,335,800
Massachusetts Dev Fin Agy Series 99B 6.75%, 7/01/30 (Prerefunded/ETM)	3,350	3,435,023
Massachusetts Dev Fin Agy (Boston Architectural College) ACA 5.00%, 1/01/27	1,750	1,311,118
Massachusetts Dev Fin Agy (Brandeis Univ) 5.00%, 10/01/26-10/01/27	3,300	3,602,755
Massachusetts Dev Fin Agy (MA Biomedical Research Corp.) Series 00C 6.25%, 8/01/20	3,000	3,100,980
Massachusetts Dev Fin Agy (Massachusetts Clg of Pharmacy) Series 05D 5.00%, 7/01/24	3,500	3,787,665
Massachusetts Dev Fin Agy (Phillips Academy) 5.00%, 9/01/21-9/01/22	6,000	6,954,510
Massachusetts Ed Fin Auth (Massachusetts Student Ln Prog) MBIA Series 00G 6.00%, 12/01/16	775	783,711
Massachusetts GO AMBAC 5.00%, 5/01/23	2,635	2,833,152
FSA Series 05A 5.00%, 3/01/17	5,000	5,625,550
Series 02C 5.25%, 11/01/30 (Prerefunded/ETM)	3,075	3,441,601
Series 2008A 5.00%, 9/01/28	2,800	3,107,580

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts HFA MFHR (Massachusetts HFA) AMBAC Series 95E 6.00%, 7/01/41	$4,125	$4,155,814
MBIA Series 00H 6.65%, 7/01/41	4,635	4,676,251
Massachusetts Hlth & Ed Facs Auth 5.75%, 7/01/32 (Prerefunded/ETM)	3,835	4,211,213
6.00%, 7/01/31 (Prerefunded/ETM)	545	610,760
FGIC 5.00%, 5/15/25 (Prerefunded/ETM)	80	87,186
MBIA Series 02C 5.25%, 10/01/31 (Prerefunded/ETM)	6,440	7,147,305
Series 00E 6.75%, 7/01/30 (Prerefunded/ETM)	4,245	4,482,678
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	4,000	4,084,800
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	2,600	2,194,530
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) 5.375%, 7/01/25	1,000	1,038,400
Massachusetts Hlth & Ed Facs Auth (Covenant Health Sys) 6.00%, 7/01/31	1,955	1,998,655
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) 5.25%, 11/15/23	2,000	2,358,100
Massachusetts Hlth & Ed Facs Auth (Massachusetts Inst of Tech) 5.75%, 7/01/26	6,500	7,754,500
Massachusetts Hlth & Ed Facs Auth (Milford Reg Med Ctr) 5.00%, 7/15/22	1,220	1,134,746
Massachusetts Hlth & Ed Facs Auth (New England Medical Ctr Hosp) FGIC 5.00%, 5/15/25	1,920	1,668,941
Massachusetts Hlth & Ed Facs Auth (Partners Healthcare Sys) 5.00%, 7/01/27	2,000	2,088,520
5.75%, 7/01/32	165	170,544

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Woods Hole Oceanographic) 5.25%, 6/01/26	$1,905	$2,073,307
5.375%, 6/01/27	3,060	3,341,704
Massachusetts Ind Fin Agy (Heights Crossing Proj) FSA Series 95 6.15%, 2/01/35	5,900	5,899,705
Massachusetts Port Auth (US Airways) MBIA Series 96A 5.875%, 9/01/23	2,000	1,675,060
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) MBIA Series 05A 5.00%, 8/15/19	7,000	7,907,620
Massachusetts Spl Obl (Massachusetts Fed Hwy Grant) FSA Series 05A 5.00%, 6/01/23	1,500	1,641,855
Massachusetts Wtr Poll Abatmnt 5.00%, 8/01/20-8/01/24	3,125	3,544,145
5.00%, 8/01/24 (Prerefunded/ETM)	4,875	5,651,002
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) 5.00%, 8/01/25	3,000	3,441,030
Springfield MA GO FSA 5.00%, 8/01/19	3,000	3,356,100
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) 5.00%, 5/01/26-5/01/27	6,000	6,377,144

		142,948,170

Arizona – 1.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	345	261,817
Goodyear AZ IDA (Litchfield Park Svc Company) Series 01 6.75%, 10/01/31	1,160	1,128,947
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,265	1,176,222

		2,566,986

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 2.2%
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	$360	$383,609
6.25%, 8/15/28	1,055	1,172,326
Southern CA Pub Pwr Auth 5.00%, 7/01/23	2,800	3,143,056

		4,698,991

Colorado – 0.1%
Murphy Creek Met Dist Co. Series 06 6.00%, 12/01/26	500	287,035

District of Columbia – 1.9%
District of Columbia Tax Incr 5.25%, 12/01/26	3,575	4,066,348

Florida – 0.9%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	1,750	1,623,650
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(a)(b)	365	186,267
Series 02B 6.625%, 5/01/33(a)(b)	155	79,163

		1,889,080

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	443,065

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.25%, 1/01/24	500	236,580
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	390	326,750

		563,330

Nevada – 0.8%
Clark Cnty NV SID No.142 (Clark Cnty NV SID No.142 Mtns Edg) Series 03 6.10%, 8/01/18	955	932,042

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada GO MBIA-RE Series 2007B 5.00%, 12/01/25	$620	$665,874

		1,597,916

New York – 1.9%
New York NY GO Series 06 5.00%, 6/01/22	1,085	1,180,165
Series 2007 5.00%, 1/01/23	2,600	2,831,738

		4,011,903

Ohio – 1.8%
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,450	3,854,616

Pennsylvania – 0.2%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	350	329,256

Puerto Rico – 10.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	850	925,514
Series 08WW 5.375%, 7/01/23	2,065	2,251,862
XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded/ETM)	3,200	3,599,488
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	533,350
Series 06A 5.25%, 7/01/22	500	509,615
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	523,405
Puerto Rico HFA MFHR 5.00%, 12/01/20	695	728,381
5.00%, 12/01/20 (Prerefunded/ETM)	1,045	1,182,323
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	465	495,932
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	4,225	4,480,275
FGIC Series 03G 5.25%, 7/01/14	4,410	4,613,433

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	$275	$277,310
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,025	1,045,859

		21,166,747

Texas – 2.3%
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	2,990	3,159,892
San Antonio TX Elec & Gas Series 2006A 5.00%, 2/01/22	1,490	1,643,246

		4,803,138

Washington – 0.6%
Washington St GO FSA 5.00%, 7/01/28	1,245	1,337,914

Total Long-Term Municipal Bonds (cost $185,112,499)		194,564,495

SHORT-TERM MUNICIPAL NOTES – 6.2%
Massachusetts – 6.2%
Massachusetts Dev Fin Agy (Boston University) 0.27%, 10/01/42(c)	3,900	3,900,000
Massachusetts Dev Fin Agy (Holy Cross College) 0.25%, 9/01/37(c)	900	900,000
Massachusetts GO Series 00A 0.39%, 12/01/30(c)	1,300	1,300,000
Massachusetts Hlth & Ed Facs Auth (Baystate Med Ctr) 0.27%, 7/01/44(c)	1,700	1,700,000
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 99R 0.22%, 11/01/49(c)	400	400,000
Massachusetts Hlth & Ed Facs Auth (Massachusetts Hlth Cap Asset) Series E 0.31%, 1/01/35(c)	2,600	2,600,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Northeastern Univ) Series 2008 0.27%, 10/01/35(c)	$2,400	$2,400,000

Total Short-Term Municipal Notes (cost $13,200,000)		13,200,000

Total Investments – 98.2% (cost $198,312,499)		207,764,495
Other assets less liabilities – 1.8%		3,713,262

Net Assets – 100.0%		$211,477,757

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$5,100	10/01/16	SIFMA	*	4.1475%	$580,917
Citibank	8,000	12/01/17	SIFMA	*	3.7920%	693,051

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of September 30, 2009, the Portfolio held 35.6% of net assets in insured bonds (of this amount 14.4% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GO	– General Obligation
HFA	– Housing Finance Authority

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
MBIA	– MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR	– Multi-Family Housing Revenue
RADIAN	– Radian Asset Assurance Inc.
SID	– Special Improvement District
SRF	– State Revolving Fund
SSA	– Special Services Area
XLCA	– XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 97.9%
Michigan – 64.9%
Allen Park MI Pub SD GO Series 03 5.00%, 5/01/16-5/01/22 (Prerefunded/ETM)	$8,630	$9,705,557
Cedar Springs MI SD GO Series 03 5.00%, 5/01/28 (Prerefunded/ETM)	1,835	2,070,541
Detroit MI GO AMBAC Series 04A-1 5.25%, 4/01/22	1,330	1,187,185
Detroit MI SD GO FSA Series 01A 5.125%, 5/01/31 (Prerefunded/ETM)	2,900	3,200,672
Detroit MI Wtr Supply Sys FGIC Series 01B 5.50%, 7/01/33 (Prerefunded/ETM)	3,550	3,869,926
FSA Series 2006A 5.00%, 7/01/24	1,885	2,000,984
Dexter Cmnty Sch MI GO FSA 5.00%, 5/01/25	4,500	4,837,230
Genesee Cnty MI Wtr Supply GO AMBAC Series 04 5.00%, 11/01/26	3,000	3,112,680
Kalamazoo MI Fin Auth FGIC Series 94A 9.438%, 6/01/11 (Prerefunded/ETM)(a)(b)	560	564,077
Kent MI Hosp Fin Auth (Kent Metropolitan Hospital) Series 05A 5.75%, 7/01/25	210	182,108
Lansing MI Brd Wtr & Lt (Lansing MI Brd Wtr & Lt MI) FSA Series 03A 5.00%, 7/01/25	2,200	2,314,598
Michigan HDA MFHR (Arbor Pointe Apts) Series 99 5.40%, 6/20/40	1,810	1,826,869
Michigan HDA MFHR (Danbury Manor Apts) Series 02A 5.30%, 6/01/35(a)	2,490	2,548,390

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan HDA MFHR (Michigan HDA) AMBAC Series 97A 6.10%, 10/01/33	$1,795	$1,797,854
Series 02A 5.50%, 10/20/43	1,950	1,973,341
Michigan Hgr Ed Fac Auth (Hope College) Series 02A 5.90%, 4/01/32	1,465	1,479,460
Michigan Hgr Ed Stud Loan Auth (Michigan Hgr Ed Stud Loan Prog) AMBAC Series 17G 5.20%, 9/01/20	3,500	3,499,825
Michigan Highway Fed Grant FSA 5.25%, 9/15/26	3,500	3,719,240
Michigan Hosp Fin Auth 5.00%, 5/15/25 (Prerefunded/ETM)	415	479,570
Michigan Hosp Fin Auth (Crittenton Hosp Medical Ctr) Series 02A 5.625%, 3/01/27	1,250	1,235,587
Michigan Hosp Fin Auth (Trinity Health Credit Group) Series 00A 6.00%, 12/01/27	1,485	1,521,442
Michigan Strategic Fund (Detroit Edison Company) XLCA Series 02C 5.45%, 12/15/32	3,000	2,823,090
Michigan Strategic Fund (Friendship Associates) Series 02 A 5.20%, 12/20/22	3,000	3,139,710
Michigan Trunk Line Spl Tax FSA Series 01A 5.25%, 11/01/30 (Prerefunded/ETM)	4,000	4,357,280
North Muskegon SD MI GO Series 03 5.25%, 5/01/28 (Prerefunded/ETM)	1,500	1,705,575
Olivet Comnty Schs MI GO Series 02 5.125%, 5/01/28 (Prerefunded/ETM)	1,065	1,196,549
Ovid Elsie Area Schools MI GO Series 02 5.00%, 5/01/25 (Prerefunded/ETM)	2,650	2,967,338

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plymouth MI Ed Ctr Charter Sch Series 05 5.125%, 11/01/18	$1,050	$923,223
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	870	880,840
Southfield MI Lib Bldg Auth MBIA 5.00%, 5/01/25	3,340	3,616,151

		74,736,892

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	215	163,161

California – 1.0%
California Hlth Fac Fin Auth (Sutter Health) Series 00A 6.25%, 8/15/35	1,100	1,122,187

District of Columbia – 2.2%
District of Columbia Tax Incr 5.25%, 12/01/26	2,230	2,536,491

Florida – 3.0%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	1,835	1,702,513
Double Branch CDD FL Series 02A 6.70%, 5/01/34	945	968,786
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(c)(d)	245	125,028
Series 02B 6.625%, 5/01/33(c)(d)	105	53,627
No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	730	569,874

		3,419,828

Illinois – 0.6%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 - Deercrest) Series 03 6.625%, 3/01/33	500	392,425

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	$390	$326,750

		719,175

Nevada – 0.6%
Nevada GO MBIA-RE Series 2007B 5.00%, 12/01/25	620	665,874

New York – 2.3%
New York NY GO Series 06 5.00%, 6/01/22	680	739,643
Series 2007 5.00%, 1/01/23	1,700	1,851,521

		2,591,164

Ohio – 2.0%
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,050	2,290,424

Puerto Rico – 21.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	1,000	1,088,840
Series 08WW 5.375%, 7/01/23	1,120	1,221,349
XLCA Series 02-1 5.25%, 7/01/22 (Prerefunded/ETM)	2,500	2,812,100
Puerto Rico GO 5.50%, 8/01/28	3,000	3,211,260
Series 01A 5.50%, 7/01/19	500	533,350
Series 06A 5.25%, 7/01/22	500	509,615
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Prerefunded/ETM)	1,945	2,200,592
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,215	1,292,602
5.125%, 12/01/27	145	154,645
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01B 5.50%, 12/01/23	1,975	2,005,376
Series 01C 5.30%, 12/01/28	1,760	1,768,360

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Ind Tour Edl Med (Ascension Health) Series 00A 6.125%, 11/15/30	$3,000	$3,104,490
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	275	277,310
Puerto Rico Pub Fin Corp MBIA Series 01A 5.00%, 8/01/31 (Prerefunded/ETM)	2,875	3,079,930
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,145	1,168,301

		24,428,120

Total Investments – 97.9% (cost $107,892,694)		112,673,316
Other assets less liabilities – 2.1%		2,454,863

Net Assets – 100.0%		$115,128,179

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$6,200	10/01/16	SIFMA	*	4.1475%	$706,214

(a)	Variable rate coupon, rate shown as of September 30, 2009.

(b)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of September 30, 2009, the Portfolio held 41.2% of net assets in insured bonds (of this amount 37.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AMBAC	– Ambac Assurance Corporation
CDD	– Community Development District
CFD	– Community Facilities District
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

FSA	– Financial Security Assurance Inc.
GO	– General Obligation
HDA	– Housing Development Authority
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
ID	– Improvement District
MBIA	– MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR	– Multi-Family Housing Revenue
SD	– School District
SFMR	– Single Family Mortgage Revenue
SSA	– Special Services Area
XLCA	– XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 84.4%
Minnesota – 84.4%
Bemidji MN Hlth Care Fac (North Country Hlth Svc) RADIAN Series 02 5.00%, 9/01/31	$1,500	$1,385,460
Brooklyn Park MN EDA MFHR (Brooks Landing Apts) Series 99A 5.50%, 7/01/19	1,355	1,358,482
Cass Lake MN ISD #115 GO MBIA-RE 5.00%, 2/01/26	1,760	1,848,246
Chaska MN Elec Sys Series 05A 5.25%, 10/01/25	1,000	1,066,530
Farmington MN ISD #192 GO (Farmington MN ISD) FSA Series 05B 5.00%, 2/01/24	3,875	4,243,474
Golden Valley MN Hlth Fac (Covenant Retirement Cmntys) Series 99A 5.50%, 12/01/29	1,000	891,530
Hennepin Cnty MN Sales Tax (Ballpark Proj) 5.00%, 12/15/23	3,475	3,922,580
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	650	661,037
Metropolitan Council MN GO 5.00%, 3/01/22	5,000	5,606,550
Minneapolis MN CDA Series 01G-3 5.45%, 12/01/31 (Prerefunded/ETM)	1,500	1,652,490
Minneapolis MN GO MBIA Series 02 5.25%, 12/01/26	2,000	2,148,800
Minneapolis MN Hlth Care Sys (Fairview Health Svc) AMBAC Series 05D 5.00%, 11/15/30	1,000	988,380
Minneapolis MN MFHR (Bottineau Commons Apts) Series 02 5.45%, 4/20/43	2,000	2,011,700

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis MN MFHR (Sumner Field Apts) Series 02 5.60%, 11/20/43	$2,505	$2,533,382
Minneapolis-St Paul MN Intl Arpt MBIA Series 03A 5.00%, 1/01/28	1,500	1,525,440
MBIA-RE Series 00B 6.00%, 1/01/21	3,455	3,501,262
Minnesota Agr & Econ Dev Brd MBIA Series 99 5.125%, 2/15/29 (Prerefunded/ETM)	4,000	4,103,600
Series 00A 6.375%, 11/15/29 (Prerefunded/ETM)	1,700	1,826,021
Minnesota Agr & Econ Dev Brd (Evangelical Lutheran Good Sam) Series 02 6.00%, 2/01/22-2/01/27	2,880	2,969,577
Minnesota Agr & Econ Dev Brd (MN Small Business Loan Prog) Series 00D 7.25%, 8/01/20	900	902,133
Minnesota GO 5.00%, 8/01/19-6/01/21	4,000	4,676,410
Minnesota HFA SFMR (Minnesota HFA) Series 96F 6.30%, 1/01/28	325	325,816
Series 96G 6.25%, 7/01/26	430	431,208
Series 98H 6.05%, 7/01/31	1,345	1,364,771
Minnesota Hgr Ed Fac Auth Series 00-5D 6.75%, 5/01/26 (Prerefunded/ETM)	1,000	1,034,480
Minnesota Hgr Ed Fac Auth (Hamline Univ) Series 99-5B 6.00%, 10/01/29	1,250	1,217,375
Minnesota Hgr Ed Fac Auth (St. Catherine College) 5.375%, 10/01/32	1,000	911,000
Minnesota Hgr Ed Fac Auth (Univ of St Thomas MN) Series 04-5 5.00%, 10/01/24	1,000	1,047,120
5.25%, 10/01/34	1,000	1,034,530

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Mun Pwr Agy Elec 5.25%, 10/01/21	$3,000	$3,206,190
Series 04A 5.25%, 10/01/24	500	526,855
Minnetonka MN MFHR (Archer Heights Apts) Series 99A 5.30%, 1/20/27	1,620	1,625,897
No St Paul Maplewd MN ISD #622 FSA 5.00%, 8/01/20	3,425	3,903,575
Prior Lake MN ISD #719 GO FSA Series 05B 5.00%, 2/01/23	3,350	3,658,234
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	600	600,744
Shoreview MN MFHR (Lexington Apts) Series 01A 5.55%, 8/20/42	1,445	1,456,069
St. Cloud MN Hosp FSA Series 00A 5.875%, 5/01/30	3,750	3,835,388
St. Paul MN Hsg & Redev Auth (Block 19 Ramp Parking Proj) FSA Series 02A 5.35%, 8/01/29	3,075	3,147,047
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	500	472,365
St. Paul MN Port Auth Lease (St. Paul MN Port Lease off Bldg) Series 02 5.25%, 12/01/27	1,725	1,816,994
Series 03 5.00%, 12/01/23	1,000	1,064,670
St. Paul MN Rec Facs (Highland National Proj) 5.00%, 10/01/20-10/01/25	2,750	3,023,490
Waconia MN Hlth Fac RADIAN Series 99A 6.125%, 1/01/29 (Prerefunded/ETM)	3,415	3,460,351
Western MN Mun Pwr Agy FSA 5.00%, 1/01/17	700	774,137

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series 03A 5.00%, 1/01/26-1/01/30	$3,100	$3,170,748
White Bear Lake MN MFHR (Renova Partners Proj) Series 01 5.60%, 10/01/30	1,000	1,007,220
Willmar MN GO FSA Series 02 5.00%, 2/01/32	2,000	2,062,780

Total Long-Term Municipal Bonds (cost $92,221,510)		96,002,138

SHORT-TERM MUNICIPAL NOTES – 14.1%
Minnesota – 13.0%
Arden Hills MN Hsg & Hlth (Presbyterian Homes) 0.35%, 9/01/29(a)	300	300,000
Cohasset MN PCR (Minnesota Pwr & Light Co.) 0.37%, 6/01/20(a)	3,000	3,000,000
Coon Rapids MN Hosp (Health Central Sys) 0.40%, 8/01/15(a)	2,900	2,900,000
Dakota Cnty MN CDA (Catholic Finance Corp.) 0.29%, 1/01/12(a)	1,200	1,200,000
Minneapolis MN (Guthrie Theater Fndtn) 0.29%, 10/01/23(a)	1,800	1,800,000
Minneapolis MN (Univ Gateway Corp.) Series 2002 0.29%, 6/01/32(a)	1,200	1,200,000
Minneapolis MN MFHR 0.29%, 11/01/31(a)	1,105	1,105,000
Minneapolis MN MFHR (St. Hedwig’s Assisted Living Proj) 0.29%, 12/01/27(a)	1,300	1,300,000
Minneapolis-St Paul MN Hsg & Redev Auth (Allina Health Sys) 0.30%, 11/15/34(a)	800	800,000
Robbinsdale MN Hlth Care Fac (Robbinsdale MN GO) Series 2009a3 0.29%, 5/01/33(a)	200	200,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Roseville MN Hlth (Presbyterian Homes Care Ctr) 0.35%, 10/01/29(a)	$600	$600,000
St Paul MN Port Auth Tax, Inc. (St Paul MN Port Auth) Series 2006-3 0.35%, 4/01/36(a)	400	400,000

		14,805,000

Alaska – 0.9%
Valdez AK Marine Terminal (Bp Amoco) Series 03A 0.28%, 6/01/37(a)	1,100	1,100,000

Florida – 0.2%
Jacksonville FL Hlth Facs Auth (Baptist Hospitals) 0.30%, 8/15/27(a)	200	200,000

Total Short-Term Municipal Notes (cost $16,105,000)		16,105,000

Total Investments – 98.5% (cost $108,326,510)		112,107,138
Other assets less liabilities – 1.5%		1,702,631

Net Assets – 100.0%		$113,809,769

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,500	8/01/16	SIFMA	*	4.0710%	$369,251

(a)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of September 30, 2009, the Portfolio held 38.4% of net assets in insured bonds (of this amount 17.3% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

Glossary:

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FSA – Financial Security Assurance Inc.

GO – General Obligation

HFA – Housing Finance Authority

ISD – Independent School District

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 91.5%
New Jersey – 71.5%
Bergen Cnty NJ Impt Auth (Bergen Cnty NJ GO) 5.00%, 12/15/17	$3,755	$4,425,230
Bergen Cnty NJ Impt Auth (Wyckoff Twn NJ Brd Ed GO) Series 05 5.00%, 4/01/25	1,555	1,685,915
Higher Ed Student Assist NJ MBIA Series 00A 6.15%, 6/01/19	705	714,990
Hoboken NJ Parking Auth AMBAC Series 01A 5.30%, 5/01/27 (Prerefunded/ETM)	3,700	4,030,225
Lafayette Yard NJ CDC MBIA Series 00 5.80%, 4/01/35 (Prerefunded/ETM)	2,100	2,176,818
Landis NJ Swr Auth MBIA-RE Series 93 9.617%, 9/19/19(a)	2,700	3,037,284
Middlesex Cnty NJ Impt Auth MFHR (Skyline Tower Apts) Series 01 5.25%, 7/01/21	750	764,032
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/24	1,790	1,786,259
New Jersey Ed Fac Auth 5.00%, 7/01/23 (Prerefunded/ETM)	280	328,639
AMBAC Series 01D 5.00%, 7/01/31 (Prerefunded/ETM)	1,000	1,071,650
AMBAC Series 02A 5.125%, 9/01/22 (Prerefunded/ETM)	2,500	2,792,275
FGIC Series 04E 5.00%, 7/01/28 (Prerefunded/ETM)	1,000	1,149,120
New Jersey Ed Fac Auth (Princeton Univ) 5.00%, 7/01/23	3,200	3,545,632
New Jersey Ed Fac Auth (Richard Stockton College) 5.50%, 7/01/23	3,500	3,933,160
New Jersey EDA Series 04-I 5.25%, 9/01/24 (Prerefunded/ETM)	2,510	2,945,736

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (Hackensack Water Company) MBIA Series 94B 5.90%, 3/01/24	$4,000	$3,995,880
New Jersey EDA (Jersey Gardens Mall) Series 98B 6.50%, 4/01/28	4,500	4,095,450
New Jersey EDA (Masonic Charity Foundation NJ) Series 01 5.50%, 6/01/31	1,000	1,017,450
Series 02 5.25%, 6/01/24	540	558,900
New Jersey EDA (New Jersey American Water Co.) FGIC 6.875%, 11/01/34	5,000	5,002,950
New Jersey EDA (New Jersey Lease Liberty St Pk) Series A 5.00%, 3/01/24	1,500	1,557,525
New Jersey EDA (New Jersey Lease Sch Fac) FSA 5.00%, 9/01/22	3,540	3,825,112
Series 05 5.25%, 3/01/25	3,300	3,525,060
New Jersey EDA (NUI Corporation) ACA Series 98A 5.25%, 11/01/33	2,200	2,019,952
New Jersey EDA (Public Service Elec & Gas) MBIA Series 94A 6.40%, 5/01/32	5,000	5,004,900
New Jersey Hlth Care Fac Fin Auth 5.75%, 7/01/25 (Prerefunded/ETM)	900	1,013,112
RADIAN Series 04A 5.25%, 7/01/23 (Prerefunded/ETM)	2,085	2,418,287
New Jersey Hlth Care Fac Fin Auth (AHS Hospital Corp.) Series 08 5.125%, 7/01/22	1,000	1,062,500
New Jersey Hlth Care Fac Fin Auth (Atlantic City Med Ctr) 5.75%, 7/01/25	975	1,006,765

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hlth Care Fac Fin Auth (Bayshore Community Hospital) RADIAN Series 02 5.125%, 7/01/32	$5,250	$4,177,530
New Jersey Hlth Care Fac Fin Auth (House of Good Shepherd) RADIAN Series 01A 5.20%, 7/01/31	1,350	978,453
New Jersey Hlth Care Fac Fin Auth (Kennedy Health Sys) Series 01 5.625%, 7/01/31	2,700	2,713,257
New Jersey Hlth Care Fac Fin Auth (Newton Memorial Hospital) FSA Series 01 5.00%, 7/01/26	1,500	1,526,250
New Jersey Hlth Care Fac Fin Auth (Palisades Med Ctr of New York) ACA Series 99 5.25%, 7/01/28	1,000	753,290
New Jersey Hlth Care Fac Fin Auth (Robert Wood Johnson Univ Hosp) Series 00 5.75%, 7/01/31	3,350	3,367,956
New Jersey Hlth Care Fac Fin Auth (Southern Ocean Cnty Hosp) RADIAN Series 01 5.125%, 7/01/31	4,500	4,190,040
New Jersey Hsg & Mtg Agy MFHR (New Jersey Hsg & Mtg Fin Agy) FSA Series 00A1 6.35%, 11/01/31	2,000	2,007,920
New Jersey Trnsp Trust Fund Series 03C 5.50%, 6/15/24 (Prerefunded/ETM)	3,750	4,322,100
New Jersey Trnsp Trust Fund (New Jersey Transn Grant Antic) MBIA-RE Series 06A 5.00%, 6/15/18	3,400	3,733,778
Newark NJ Hsg Auth PANYNJ Term MBIA Series 04 5.25%, 1/01/21-1/01/22 (Prerefunded/ETM)	3,580	4,130,855
North Hudson Swr Auth NJ MBIA Series 01A Zero Coupon, 8/01/24	12,340	5,960,714
Port Authority of NY & NJ MBIA-RE Series 02 5.25%, 5/15/37	2,500	2,551,100

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Authority of NY & NJ (JFK Airport Intl Arrival Term) MBIA Series 97-6 5.75%, 12/01/22	$7,675	$7,127,312
Rutgers State Univ NJ GO 5.00%, 5/01/30	1,000	1,098,880
Salem Cnty NJ Poll Cntl Fin Auth (Public Service Elec & Gas) Series 01A 5.75%, 4/01/31	1,500	1,496,325
South Jersey Port Corp. NJ 5.20%, 1/01/23	1,000	1,008,000
Union Cnty NJ Impt Auth (Union Cnty NJ GO) MBIA Series 03A 5.25%, 8/15/23	2,885	3,005,362

		124,639,930

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	310	235,256

California – 1.0%
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	400	426,232
6.25%, 8/15/28	1,165	1,294,560

		1,720,792

District Of Columbia – 2.0%
District of Columbia Tax Incr 5.25%, 12/01/26	3,070	3,491,941

Florida – 2.7%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,500	2,319,500
Double Branch CDD FL Series 02A 6.70%, 5/01/34	935	958,534
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	360	183,715
Series 02B 6.625%, 5/01/33(b)(c)	150	76,610
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	210	192,053

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	$1,215	$948,490

		4,678,902

Guam – 0.3%
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25 (Prerefunded/ETM)	500	505,010

Illinois – 0.3%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	545	456,612

New York – 0.6%
New York NY GO Series 06 5.00%, 6/01/22	950	1,033,324

Ohio – 2.2%
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,000	3,351,840
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	500	452,750

		3,804,590

Pennsylvania – 1.2%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	420	395,107
Delaware River Toll Brdg Auth PA Series 03 5.00%, 7/01/28	1,625	1,664,926

		2,060,033

Puerto Rico – 6.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	900	979,956
Series 08WW 5.375%, 7/01/23	2,165	2,360,911
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	533,350
Series 04A 5.25%, 7/01/19	710	734,282

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 06A 5.25%, 7/01/22	$500	$509,615
Puerto Rico HFA MFHR 5.00%, 12/01/17 (Prerefunded/ETM)	2,355	2,664,470
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/17	1,310	1,393,670
5.125%, 12/01/27	305	325,288
Univ of Puerto Rico Series 06Q 5.00%, 6/01/20	1,260	1,278,434

		10,779,976

Texas – 2.8%
Camino Real Regl Mob Auth TX 5.00%, 2/15/22	905	906,828
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	2,450	2,589,209
San Antonio TX Elec & Gas Series 2006A 5.00%, 2/01/22	1,300	1,433,705

		4,929,742

Virginia – 0.6%
Broad Street CDA VA Series 03 7.50%, 6/01/33	1,200	1,086,192

Total Long-Term Municipal Bonds (cost $155,967,589)		159,422,300

SHORT-TERM MUNICIPAL NOTES – 6.7%
New Jersey - 3.4%
New Jersey EDA (School Const Prog) 0.22%, 9/01/31(d)	300	300,000
0.33%, 9/01/31(d)	2,700	2,700,000
New Jersey Hlth Care Fac Fin Auth (Robert Wood Johnson Univ Hosp) 0.29%, 7/01/23(d)	1,455	1,455,000
New Jersey Hlth Care Fac Fin Auth (Southern Ocean Cnty Hosp) 0.34%, 7/01/36(d)	1,000	1,000,000
Rutgers State Univ NJ GO 0.25%, 5/01/39(d)	400	400,000

		5,855,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 3.3%
Port Authority of NY & NJ 0.32%, 6/01/20(d)	$5,800	$5,800,000

Total Short-Term Municipal Notes (cost $11,655,000)		11,655,000

Total Investments – 98.2% (cost $167,622,589)		171,077,300
Other assets less liabilities – 1.8%		3,155,662

Net Assets – 100.0%		$174,232,962

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,000	10/21/16	SIFMA	*	4.1285%	$332,473

(a)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of September 30, 2009, the Portfolio held 45.4% of net assets in insured bonds (of this amount 22.4% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GO	– General Obligation

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

HFA – Housing Finance Authority

ID – Improvement District

ISD – Independent School District

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SSA – Special Services Area

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 95.0%
Ohio – 80.1%
Akron OH GO MBIA Series 02 5.00%, 12/01/23	$1,000	$1,044,700
Brookville OH Local SD GO FSA Series 03 5.00%, 12/01/26 (Prerefunded/ETM)	2,000	2,297,500
Canton OH SD GO MBIA Series 04B 5.00%, 12/01/22-12/01/23	2,150	2,265,085
Central OH Solid Wst Auth AMBAC Series 04B 5.00%, 12/01/21	2,035	2,212,778
Cincinnati OH Tech College AMBAC Series 02 5.00%, 10/01/28	5,000	5,026,850
Cleveland OH GO AMBAC Series 04 5.25%, 12/01/24 (Prerefunded/ETM)	1,200	1,415,244
MBIA Series 02 5.25%, 12/01/27 (Prerefunded/ETM)	4,380	4,952,378
Cleveland OH Pub Pwr Sys MBIA-RE Series 06A 5.00%, 11/15/18	2,165	2,317,113
Cleveland OH Wtrworks MBIA 5.00%, 1/01/23	2,500	2,759,700
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,500	2,793,200
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	500	452,750
Columbus OH SD GO FGIC Series 03 5.00%, 12/01/24-12/01/25 (Prerefunded/ETM)	4,730	5,350,907
Cuyahoga Cnty OH GO RADIAN Series 04 5.00%, 11/15/19	1,850	1,864,837
Cuyahoga Cnty OH Hosp (UHHS/CSAHS Cuyahoga & Canton) Series 00 7.50%, 1/01/30	1,900	1,931,616

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty OH MFHR (Longwood Apts) Series 01 5.60%, 1/20/43	$3,620	$3,668,942
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	2,000	2,013,880
Cuyahoga OH CCD 5.00%, 8/01/24	1,545	1,730,029
Dayton OH Arpt (James M Cox Dayton Intl Arpt) RADIAN Series 03A 5.00%, 12/01/23	1,280	1,317,619
Dayton OH SD COP Series 03 6.00%, 12/01/19-12/01/21	3,040	3,270,685
Delaware OH SD GO MBIA Series 04 5.00%, 12/01/19	1,340	1,452,413
Dublin OH SD GO FSA Series 03 5.00%, 12/01/22	1,500	1,608,450
Erie Cnty OH Hosp (Firelands Regional Med Ctr) Series 02A 5.625%, 8/15/32	1,500	1,453,950
Fairfield Cnty OH Hosp Fac (Fairfield Med Ctr) RADIAN Series 03 5.00%, 6/15/24	1,000	923,380
Franklin Cnty OH MFHR (Agler Green Apts) Series 02A 5.65%, 5/20/32	770	787,841
5.80%, 5/20/44	1,150	1,185,581
Greater Cleveland RTA OH (Gtr Cleveland Trnsp Spl Tax) MBIA Series 04 5.00%, 12/01/24	1,350	1,409,062
Grove City OH AD (Pinnacle Club AD) Series A 6.00%, 12/01/22	1,979	1,654,622
Hamilton Cnty Conv Fac Auth OH (Hamilton Cnty OH) MBIA-RE Series 04 5.00%, 12/01/23	1,330	1,386,485

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hamilton Cnty OH Sales Tax AMBAC Series B 5.25%, 12/01/32	$2,660	$2,679,072
5.25%, 12/01/32 (Prerefunded/ETM)	9,425	9,949,124
Hamilton OH SD GO MBIA 5.00%, 12/01/24	1,000	1,070,490
Lucas Cnty OH Hlth Fac MFHR (Altenheim Proj) Series 99 5.50%, 7/20/40	3,200	3,252,064
Madeira OH City SD GO MBIA Series 04 5.00%, 12/01/22-12/01/23 (Prerefunded/ETM)	2,665	3,110,188
Oak Hills OH Local SD GO FSA Series 05 5.00%, 12/01/25	1,000	1,088,730
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) FSA Series 05A 5.00%, 4/01/24	1,500	1,613,805
MBIA Series 04A 5.00%, 4/01/22	2,975	3,179,263
Ohio GO Series 04A 5.00%, 6/15/22	3,000	3,256,680
Ohio HFA SFMR (Ohio HFA) Series 02 5.375%, 9/01/33	1,380	1,381,311
Series 02-A2 5.60%, 9/01/34	140	140,647
Series 02-A3 5.50%, 9/01/34	735	733,920
Ohio Hgr Edl Fac Commn (Denison Univ) Series 04 5.00%, 11/01/21-11/01/24	3,440	3,676,376
Ohio State Univ MBIA Series 04 5.00%, 12/01/22	1,950	2,052,297
Ohio Swr & Solid Wst Fac (Anheuser-Busch Companies, Inc.) Series 01 5.50%, 11/01/35	3,000	2,987,520

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Wtr Dev Auth (Anheuser-Busch Companies, Inc.) Series 99 6.00%, 8/01/38(a)	$2,250	$2,252,723
Princeton OH City SD GO MBIA Series 03 5.00%, 12/01/24 (Prerefunded/ETM)	1,600	1,841,504
Riversouth Auth OH Series 04A 5.25%, 12/01/21-12/01/22	2,000	2,140,640
Series 05A 5.00%, 12/01/24	3,590	3,844,639
Steubenville OH Hosp Series 00 6.50%, 10/01/30 (Prerefunded/ETM)	2,500	2,649,850
Toledo OH City SD GO MBIA-RE Series 03B 5.00%, 12/01/23	2,940	3,083,531
Toledo-Lucas Cnty OH Port Auth (Cargill, Inc.) Series 04B 4.50%, 12/01/15	2,500	2,614,700
Toledo-Lucas Cnty OH Port Auth (Crocker Park Proj) Series 03 5.375%, 12/01/35	2,000	1,700,020
Toledo-Lucas Cnty OH Port Auth (CSX Corporation, Inc.) Series 92 6.45%, 12/15/21	1,270	1,437,742
Univ of Cincinnati COP MBIA 5.00%, 6/01/24	4,470	4,726,489
Youngstown OH GO FSA 5.00%, 12/01/25	2,155	2,311,431

		129,322,353

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	300	227,667

California – 0.0%
California GO 5.25%, 4/01/29	5	5,155

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 2.2%
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	$200	$200,128
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	1,855,600
Double Branch CDD FL Series 02A 6.70%, 5/01/34	915	938,031
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(b)(c)	340	173,509
Series 02B 6.625%, 5/01/33(b)(c)	150	76,609
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	300	274,362

		3,518,239

Georgia – 0.3%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	443,065

Illinois – 0.8%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 – Deercrest) Series 03 6.625%, 3/01/33	965	757,380
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	559	468,342

		1,225,722

Pennsylvania – 0.3%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	425	399,810

Puerto Rico – 11.2%
Children’s Trust Fd Puerto Rico Series 00 6.00%, 7/01/26 (Prerefunded/ETM)	4,000	4,162,000

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18-7/01/19	$6,370	$6,455,283
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	2,530	2,707,252
5.375%, 7/01/24	1,030	1,120,836
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	533,350
Series 06A 5.25%, 7/01/22	500	509,615
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	523,405
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	375	399,945
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	375	378,150
Univ of Puerto Rico 5.00%, 6/01/22	1,350	1,356,736

		18,146,572

Total Long-Term Municipal Bonds (cost $148,608,036)		153,288,583

SHORT-TERM MUNICIPAL NOTES – 3.4%
Alaska – 1.2%
Valdez AK Marine Terminal (Bp Amoco) Series 03A 0.28%, 6/01/37(d)	1,900	1,900,000

Colorado – 1.0%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.35%, 9/01/35(d)	1,400	1,400,000
Series A-9 0.30%, 9/01/36(d)	300	300,000

		1,700,000

Florida – 0.4%
Jacksonville FL Hlth Facs Auth (Baptist Hospitals) 0.30%, 8/15/27(d)	700	700,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.2%
Jackson Cnty MS PCR (Chevron Corporation) Series 1993 0.35%, 6/01/23(d)	$300	$300,000

Nevada – 0.2%
Reno (Retral-Reno Transp Rail Access Corridor Proj) 0.32%, 6/01/42(d)	300	300,000

Pennsylvania – 0.2%
Lancaster Cnty PA Hosp Auth (Lancaster Area Swr Auth PA) Series 2008 0.34%, 7/01/41(d)	400	400,000

Texas – 0.2%
Lower Neches Valley Auth TX (Exxon Mobil Corporation) Series A 0.24%, 11/01/29(d)	300	300,000

Total Short-Term Municipal Notes (cost $5,600,000)		5,600,000

Total Investments – 98.4% (cost $154,208,036)		158,888,583
Other assets less liabilities – 1.6%		2,514,546

Net Assets – 100.0%		$161,403,129

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,600	8/01/16	SIFMA	*	4.0710%	$379,801

(a)	Variable rate coupon, rate shown as of September 30, 2009.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of September 30, 2009, the Portfolio held 51.3% of net assets in insured bonds (of this amount 35.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD	– Assessment District
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GO	– General Obligation
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority/Agency
MBIA	– MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR	– Multi-Family Housing Revenue
PCR	– Pollution Control Revenue Bond
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SFMR	– Single Family Mortgage Revenue
SSA	– Special Services Area

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.0%
Long-Term Municipal Bonds – 99.0%
Pennsylvania – 77.4%
Allegheny Cnty PA Hgr Ed Auth (Thiel College) ACA Series 99A 5.375%, 11/15/19-11/15/29	$2,500	$2,203,915
Allegheny Cnty PA Hosp Dev Auth Series 00B 6.75%, 5/01/25 (Prerefunded/ETM)	1,000	1,032,420
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) 5.00%, 11/15/28	200	159,076
Series 07A 5.00%, 11/15/17	800	752,584
Allegheny Cnty PA IDA Series 01 6.60%, 9/01/31 (Prerefunded/ETM)	1,540	1,699,575
Allegheny Cnty PA IDA (Residential Resources, Inc.) 5.00%, 9/01/21	500	453,505
Allegheny Cnty PA IDA (USX Corporation) Series 98 5.50%, 12/01/29	2,680	2,680,456
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.60%, 7/01/23	1,500	1,294,965
Allegheny Cnty PA San Auth (Allegheny Cnty PA Swr) MBIA Series 05A 5.00%, 12/01/24	7,490	7,844,726
Bethel Park PA SD GO 5.00%, 8/01/29	2,600	2,761,538
Butler Cnty PA FGIC Series 03 5.25%, 7/15/26 (Prerefunded/ETM)	1,625	1,860,202
Chester Upland SD PA GO 4.30%, 5/15/14	1,705	1,725,648
Coatesville PA SD GO FSA 5.00%, 8/01/23	6,500	7,152,470
Crawford Cnty PA Hosp Auth (Wesbury United Meth Cmnty Res) Series 99 6.25%, 8/15/29	1,600	1,408,384

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Delaware Cnty PA Hgr Ed Auth (Eastern College) Series 99 5.625%, 10/01/28	$2,500	$2,191,750
Ephrata Area SD PA GO FGIC Series 05 5.00%, 3/01/22 (Prerefunded/ETM)	1,000	1,164,670
Lancaster Area Swr Auth PA MBIA Series 04 5.00%, 4/01/22	1,330	1,397,537
Lehigh Northampton PA Arpt MBIA Series 00 6.00%, 5/15/30	4,400	4,403,564
Lycoming Cnty PA Auth (College of Technology) AMBAC Series 02 5.25%, 5/01/32	2,250	2,045,272
Mckean Cnty PA Hosp Auth (Bradford Hospital) ACA 5.00%, 10/01/17	1,205	1,035,493
Meadville PA GO XLCA 5.00%, 10/01/25	3,080	3,244,256
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hospital) Series 02A 5.125%, 6/01/32	3,000	2,829,120
New Wilmington PA Mun Auth (Westminster College) RADIAN 5.00%, 5/01/27	1,040	909,522
Pennsylvania Econ Dev Fin Auth (30th St Station Pkg Garage PA) ACA Series 02 5.875%, 6/01/33	2,085	1,828,524
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 01A 6.375%, 11/01/41	3,000	3,054,810
Pennsylvania Hgr Ed Fac Auth (Dickinson College) RADIAN Series 03AA-1 5.00%, 11/01/26	1,000	1,001,420
Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania Hlth Svcs) AMBAC Series 05A 5.00%, 8/15/20	2,000	2,128,200

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania IDA (Pennsylvania IDA Econ Dev) Series 08A 5.50%, 7/01/23	$1,060	$1,165,555
Pennsylvania Intergov Coop Auth 5.00%, 6/15/23	4,000	4,465,080
Philadelphia PA IDA FSA Series 01B 5.25%, 10/01/30 (Prerefunded/ETM)	8,000	8,773,040
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	350	285,835
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.97%, 4/26/14(a)(b)	2,000	1,946,620
Philadelphia PA SD GO FSA Series 03 5.25%, 6/01/26 (Prerefunded/ETM)	5,000	5,710,450
Pittsburgh PA GO FSA Series 06C 5.25%, 9/01/17	5,000	5,430,200
Pittsburgh PA Pub Pkg Auth MBIA-RE Series 05A 5.00%, 12/01/19	2,435	2,421,437
Pittsburgh PA Ur Redev Auth SFMR Series 97A 6.25%, 10/01/28	745	748,896
Potter Cnty PA Hosp Auth (Charles Cole Memorial Hospital) RADIAN Series 96 6.05%, 8/01/24	4,340	4,342,995
South Central Gen Auth PA MBIA Series 01 5.25%, 5/15/31 (Prerefunded/ETM)	4,700	5,051,014
South Central Gen Auth PA (Hanover Hospital) RADIAN 5.00%, 12/01/25	1,570	1,510,952
State Pub Sch Bldg Auth PA (Colonial Intermediate Unit No. 20) MBIA-RE Series 05 5.00%, 5/15/26	2,025	2,097,981
Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	3,490	2,708,763

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	$510	$511,229

		107,433,649

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	265	201,106

District Of Columbia – 2.2%
District of Columbia Tax Incr 5.25%, 12/01/26	2,625	2,985,780

Florida – 3.2%
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	400	400,256
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	1,855,600
Double Branch CDD FL Series 02A 6.70%, 5/01/34	990	1,014,919
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(c)(d)	300	153,096
Series 02B 6.625%, 5/01/33(c)(d)	125	63,841
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	300	274,362
No Palm Beach Cnty FL ID #27-B Series 02 6.40%, 8/01/32	880	686,972

		4,449,046

Guam – 0.7%
Guam Intl Arpt Auth MBIA Series 03B 5.25%, 10/01/23 (Prerefunded/ETM)	500	500,530
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25 (Prerefunded/ETM)	500	505,010

		1,005,540

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 0.8%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 - Deercrest) Series 03 6.625%, 3/01/33	$1,000	$784,850
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	459	384,559

		1,169,409

Puerto Rico – 10.4%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	800	846,736
5.375%, 7/01/24	1,530	1,664,931
Puerto Rico GO 5.25%, 7/01/23	500	507,610
Series 01A 5.50%, 7/01/19	500	533,350
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	180	191,974
Puerto Rico Hwy & Trnsp Auth FSA 5.00%, 7/01/27 (Prerefunded/ETM)	2,260	2,508,148
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	3,195	3,388,042
FGIC Series 03G 5.25%, 7/01/14	3,335	3,488,843
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	300	302,520
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	345	357,948
Univ of Puerto Rico 5.00%, 6/01/22	655	658,268

		14,448,370

Texas – 1.5%
Camino Real Regl Mob Auth TX 5.00%, 2/15/22	845	846,707
San Antonio TX Elec & Gas Series 2006A 5.00%, 2/01/22	1,080	1,191,078

		2,037,785

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virgin Islands – 1.9%
Virgin Islands Pub Fin Auth (Virgin Islands PFA Gr Receipts) FSA Series 03 5.00%, 10/01/13-10/01/14	$675	$722,493
5.25%, 10/01/15-10/01/17	1,840	1,965,401

		2,687,894

Washington – 0.7%
Washington St GO FSA 5.00%, 7/01/28	920	988,660

Total Investments – 99.0% (cost $134,903,626)		137,407,239
Other assets less liabilities – 1.0%		1,334,282

Net Assets – 100.0%		$138,741,521

(a)	Private Placement

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2009.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

As of September 30, 2009, the Portfolio held 62.8% of net assets in insured bonds (of this amount 29.3% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds). 24.0% of the Portfolio’s insured bonds were insured by FSA.

Glossary:

ACA	– ACA Financial Guaranty Corporation
AMBAC	– Ambac Assurance Corporation
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
FSA	– Financial Security Assurance Inc.
GO	– General Obligation
HFA	– Housing Finance Authority
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
MBIA	– MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR	– Multi-Family Housing Revenue
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SFMR	– Single Family Mortgage Revenue
SSA	– Special Services Area
XLCA	– XL Capital Assurance Inc.

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.0%
Long-Term Municipal Bonds – 93.6%
Virginia – 74.2%
Albemarle Cnty VA IDA Ed Fac (The Covenant School) Series 01A 7.75%, 7/15/32	$4,260	$4,299,661
Arlington Cnty VA IDA Series 01 5.25%, 7/01/31 (Prerefunded/ETM)	5,900	6,406,279
Arlington Cnty VA IDA MFHR (Arlington View Terrace Apts) Series 01 5.15%, 11/01/31	1,550	1,584,332
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	200	200,006
Broad Street CDA VA Series 03 7.50%, 6/01/33	1,500	1,357,740
Celebrate Virginia North CDD Series 03B 6.60%, 3/01/25	1,249	1,081,709
Chesterfield Cnty VA IDA (Virginia Elec & Pwr Company) Series 02 5.875%, 6/01/17	1,000	1,044,990
Chesterfield Cnty VA IDA PCR (Virginia Elec & Pwr Company) Series 02 5.875%, 6/01/17	2,800	2,925,972
Dinwiddie Cnty VA IDA (Dinwiddie Cnty VA Lease) MBIA Series 04B 5.00%, 2/15/24	3,200	3,317,664
Dulles Town Ctr CDA VA Series 98 6.25%, 3/01/26	1,950	1,695,467
Fairfax Cnty VA EDA (Goodwin House) 5.00%, 10/01/22	1,000	967,520
Fairfax Cnty VA Wtr Auth Series 02 5.00%, 4/01/32	3,380	3,493,298
Gtr Richmond Conv Ctr Auth VA Series 00 6.25%, 6/15/32 (Prerefunded/ETM)	3,000	3,152,580

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hampton VA Conv Ctr Lease AMBAC Series 02 5.00%, 1/15/35	$5,150	$5,214,787
Hampton VA GO MBIA 5.00%, 1/15/20	6,105	7,032,533
Hamptons Roads Santn Dist VA Wstwtr 5.00%, 4/01/25	6,650	7,460,103
Harrisonburg VA IDA AMBAC 5.00%, 8/15/24-8/15/25	5,515	5,301,216
Harrisonburg VA IDA (Rockingham Mem Hosp) AMBAC 5.00%, 8/15/22	2,335	2,341,585
Harrisonburg VA Redev & Hsg Auth (Greens of Salem Run Apts) FSA Series 97 6.30%, 4/01/29	1,110	1,115,639
Henrico Cnty VA GO 5.00%, 12/01/26	1,000	1,144,400
Henrico Cnty VA Wtr & Swr 5.00%, 5/01/25	1,165	1,332,562
Isle Wight Cnty VA GO 6.00%, 7/01/27	3,500	4,139,905
James City Cnty VA EDA (James City Cnty VA Lease) FSA 5.00%, 6/15/22	4,385	4,853,143
James City Cnty VA Swr (Anheuser-Busch Companies, Inc.) Series 97 6.00%, 4/01/32	4,200	4,209,912
Montgomery Cnty VA IDA (Montgomery Cnty VA Lease) 5.00%, 2/01/24	2,000	2,104,100
New Port CDA VA 5.50%, 9/01/26	1,000	511,600
Newport News VA IDA MFHR (Mennowood Apts) Series 96A 6.25%, 8/01/36	2,580	2,591,094
Newport News VA IDA MFHR (Walker Village Apts) Series 02A 5.55%, 9/20/34	1,880	1,904,966
5.65%, 3/20/44	1,660	1,687,008

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norfolk VA Arpt Auth (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	$980	$816,977
Norfolk VA Arpt Auth (Norfolk VA Intl Airport) MBIA-RE Series 01B 5.30%, 7/01/25	10,000	10,030,400
Norfolk VA GO 5.00%, 4/01/21	7,800	8,822,580
Northwestern Reg Jail Auth VA MBIA 5.00%, 7/01/25	1,500	1,561,320
Prince William Cnty VA IDA (Woodwind Gables Apt) AMBAC Series 01A 5.30%, 12/01/34	2,760	2,533,211
Reynolds Crossing CDA VA 5.10%, 3/01/21	2,150	1,968,067
Richmond VA GO 5.00%, 1/15/28	1,000	1,102,900
Richmond VA GO (Richmond, VA) FSA Series 05A 5.00%, 7/15/22	2,500	2,761,925
Suffolk VA GO MBIA 5.00%, 2/01/20	3,000	3,440,520
Upper Occoquan Swr Auth VA FSA 5.00%, 7/01/25	2,500	2,735,475
Virginia Beach VA Dev Auth MFHR (Sholom Terrace Apts) Series 02 5.40%, 4/01/44	2,900	2,963,626
Virginia Beach VA Wtr & Swr 5.00%, 10/01/30	2,000	2,128,560
Virginia Biotech Rsch Park Auth Series 01 5.00%, 9/01/21	4,170	4,327,167
Virginia College Bldg Auth 5.00%, 9/01/16 (Prerefunded/ETM)	220	258,597
Virginia College Bldg Auth (Roanoke College) 5.00%, 4/01/23	1,000	1,068,160

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia College Bldg Auth (Virginia Lease Pub Hgr Ed) 5.00%, 9/01/16	$5,615	$6,484,483
Series 05A 5.00%, 9/01/17	5,890	6,724,907
Virginia HDA SFMR (Virginia HDA) Series 01D 5.40%, 6/01/24	3,155	3,180,587
Series 02B 5.50%, 4/01/27	5,000	5,029,700
Series 99 5.95%, 2/01/23	5,525	5,544,116
Virginia Port Auth (Virginia Lease Port Fund) Series 02 5.00%, 7/01/27	1,000	1,008,310
5.125%, 7/01/24	4,000	4,093,680
Virginia Resources Auth Series 2009 5.00%, 10/01/25	5,845	6,716,899
Virginia Resources Auth (Virginia SRF) 5.00%, 10/01/27	2,500	2,836,375
Virginia Small Business Fin Auth (Wellmont Hlth Sys Proj) 5.125%, 9/01/22	710	647,548
Watkins Centre CDA VA 5.40%, 3/01/20	600	583,692

		173,841,553

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	355	269,406

California – 1.2%
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	660	703,283
6.25%, 8/15/28	1,910	2,122,411

		2,825,694

District Of Columbia – 3.3%
District of Columbia Tax Incr 5.25%, 12/01/26	3,860	4,390,518
Washington DC Metro Area Trnst Auth 5.25%, 7/01/27	3,000	3,345,990

		7,736,508

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 0.1%
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(a)(b)	$415	$211,783
Series 02B 6.625%, 5/01/33(a)(b)	180	91,931

		303,714

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	443,065

Illinois – 0.2%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	459	384,559

New York – 1.8%
New York NY GO Series 06 5.00%, 6/01/22	1,125	1,223,674
Series 2007 5.00%, 1/01/23	2,700	2,940,651

		4,164,325

Puerto Rico – 9.6%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	800	856,048
MBIA 5.50%, 7/01/17	5,000	5,676,150
Puerto Rico GO 5.50%, 8/01/28	3,000	3,211,260
Series 01A 5.50%, 7/01/19	500	533,350
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	523,405
Puerto Rico HFA MFHR 5.00%, 12/01/20	1,580	1,655,887
5.00%, 12/01/20 (Prerefunded/ETM)	3,290	3,722,339
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	290	309,291
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	1,760	1,866,339

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FGIC Series 03G 5.25%, 7/01/14	$1,840	$1,924,879
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	340	342,856
Univ of Puerto Rico 5.00%, 6/01/22	1,740	1,748,683

		22,370,487

Texas – 2.3%
Dallas TX ISD GO Series 2004 5.00%, 2/15/28	3,310	3,498,074
San Antonio TX Elec & Gas Series 2006A 5.00%, 2/01/22	1,665	1,836,246

		5,334,320

Washington – 0.6%
Washington St GO FSA 5.00%, 7/01/28	1,335	1,434,631

Total Long-Term Municipal Bonds (cost $212,274,474)		219,108,262

SHORT-TERM MUNICIPAL NOTES – 5.4%
Colorado – 4.2%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 9/01/37(c)	300	300,000
0.35%, 7/01/29-5/01/38(c)	6,100	6,100,000
Series A-5 0.35%, 4/01/34(c)	300	300,000
Series A-9 0.30%, 9/01/36(c)	1,175	1,175,000
Series D 0.35%, 10/01/38(c)	1,400	1,400,000
Colorado Hlth Fac Auth (Exempla, Inc.) 0.22%, 1/01/39(c)	500	500,000

		9,775,000

Florida – 0.7%
Orange Cnty FL Sch Brd COP Series 2008E 0.32%, 8/01/22(c)	1,600	1,600,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.4%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.30%, 8/15/38(c)	$900	$900,000

Texas – 0.1%
Harris Cnty TX Cult Ed Fac Fin Corp. (YMCA of Grtr Houston Area) Series 2008C 0.35%, 6/01/38(c)	300	300,000

Total Short-Term Municipal Notes (cost $12,575,000)		12,575,000

Total Investments – 99.0% (cost $224,849,474)		231,683,262
Other assets less liabilities – 1.0%		2,443,562

Net Assets – 100.0%		$234,126,824

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	$7,000	12/01/17	SIFMA	*	3.7920%	$606,419

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of September 30, 2009, the Portfolio held 27.0% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
EDA	– Economic Development Agency

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

HDA – Housing Development Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – MBIA Insurance Corporation+

MBIA-RE – MBIA Reinsuring FGIC

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

+	MBIA – Bonds insured by MBIA Insurance Corporation (“MBIA”) which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2009

	Arizona	Massachusetts
Assets
Investments in securities, at value (cost: $205,390,473 and $198,312,499, respectively)	$210,982,856	$207,764,495
Cash	114,964	162,873
Unrealized appreciation of interest rate swap contracts	82,544	1,273,968
Interest receivable	2,847,598	2,606,945
Receivable for investment securities sold	1,530,000	– 0	–
Receivable for shares of beneficial interest sold	657,144	696,186

Total assets	216,215,106	212,504,467

Liabilities
Unrealized depreciation of interest rate swap contracts	120,015	– 0	–
Payable for shares of beneficial interest redeemed	562,432	595,434
Dividends payable	229,757	210,771
Distribution fee payable	76,668	80,926
Advisory fee payable	55,636	50,243
Administrative fee payable	25,499	27,502
Transfer Agent fee payable	2,837	3,121
Accrued expenses and other liabilities	61,178	58,713

Total liabilities	1,134,022	1,026,710

Net Assets	$215,081,084	$211,477,757

Composition of Net Assets
Shares of beneficial interest, at par	$195,162	$190,983
Additional paid-in capital	209,750,342	203,036,083
Distributions in excess of net investment income	(203,335)	(207,744)
Accumulated net realized loss on investment transactions	(215,997)	(2,267,529)
Net unrealized appreciation of investments	5,554,912	10,725,964

	$215,081,084	$211,477,757

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$172,697,032	15,665,598	$11.02	*

Class B	$7,408,719	673,109	$11.01

Class C	$34,975,333	3,177,488	$11.01

Massachusetts Portfolio

Class A	$158,367,978	14,295,343	$11.08	*

Class B	$7,600,365	687,504	$11.06

Class C	$45,509,414	4,115,464	$11.06

*	The maximum offering price per share for Class A shares of Arizona Portfolio and Massachusetts Portfolio were $11.51 and $11.57, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Michigan		Minnesota
Assets
Investments in securities, at value (cost: $107,892,694 and $108,326,510, respectively)	$112,673,316		$112,107,138
Cash	249,278		52,215
Unrealized appreciation of interest rate swap contracts	706,214		369,251
Interest receivable	1,842,223		1,365,243
Receivable for shares of beneficial interest sold	297,337		282,116
Receivable for investment securities sold	– 0	–	100,000

Total assets	115,768,368		114,275,963

Liabilities
Payable for shares of beneficial interest redeemed	346,853		209,604
Dividends payable	116,144		100,133
Distribution fee payable	51,677		39,077
Advisory fee payable	37,380		35,027
Administrative fee payable	23,742		23,469
Transfer Agent fee payable	3,013		2,111
Accrued expenses and other liabilities	61,380		56,773

Total liabilities	640,189		466,194

Net Assets	$115,128,179		$113,809,769

Composition of Net Assets
Shares of beneficial interest, at par	$106,715		$111,918
Additional paid-in capital	110,405,869		110,291,248
Distributions in excess of net investment income	(168,405)		(117,565)
Accumulated net realized loss on investment transactions	(702,836)		(625,711)
Net unrealized appreciation of investments	5,486,836		4,149,879

	$115,128,179		$113,809,769

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Michigan Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$73,799,082	6,836,916	$10.79	*

Class B	$5,423,633	503,358	$10.77

Class C	$35,905,464	3,331,250	$10.78

Minnesota Portfolio

Class A	$93,915,776	9,236,780	$10.17	*

Class B	$1,165,021	114,594	$10.17

Class C	$18,728,972	1,840,421	$10.18

*	The maximum offering price per share for Class A shares of Michigan Portfolio and Minnesota Portfolio were $11.27 and $10.62, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Statement of Assets & Liabilities

	New Jersey		Ohio
Assets
Investments in securities, at value (cost: $167,622,589 and $154,208,036, respectively)	$171,077,300		$158,888,583
Cash	– 0	–	99,441
Unrealized appreciation of interest rate swap contracts	332,473		379,801
Interest receivable	2,381,953		2,514,497
Receivable for shares of beneficial interest sold	1,105,508		450,370
Receivable for investment securities sold	250,000		– 0	–

Total assets	175,147,234		162,332,692

Liabilities
Due to custodian	48,368		– 0	–
Payable for shares of beneficial interest redeemed	474,777		581,528
Dividends payable	182,530		160,493
Distribution fee payable	66,916		67,182
Advisory fee payable	51,099		32,143
Administrative fee payable	24,498		27,500
Transfer Agent fee payable	3,644		3,144
Accrued expenses and other liabilities	62,440		57,573

Total liabilities	914,272		929,563

Net Assets	$174,232,962		$161,403,129

Composition of Net Assets
Shares of beneficial interest, at par	$182,421		$159,499
Additional paid-in capital	182,447,138		159,998,514
Distributions in excess of net investment income	(188,146)		(157,435)
Accumulated net realized loss on investment transactions	(11,995,636)		(3,657,797)
Net unrealized appreciation of investments	3,787,185		5,060,348

	$174,232,962		$161,403,129

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

New Jersey Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$130,515,280	13,666,403	$9.55	*

Class B	$8,173,827	855,801	$9.55

Class C	$35,543,855	3,719,881	$9.56

Ohio Portfolio

Class A	$112,100,555	11,075,740	$10.12	*

Class B	$8,294,374	820,423	$10.11

Class C	$41,008,200	4,053,731	$10.12

*	The maximum offering price per share for Class A shares of New Jersey Portfolio and Ohio Portfolio were $9.97 and $10.57, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Pennsylvania		Virginia
Assets
Investments in securities, at value (cost: $134,903,626 and $224,849,474, respectively)	$137,407,239		$231,683,262
Unrealized appreciation of interest rate swap contracts	– 0	–	606,419
Interest receivable	2,208,812		3,013,108
Receivable for shares of beneficial interest sold	158,758		1,788,247

Total assets	139,774,809		237,091,036

Liabilities
Due to custodian	315,991		1,801,873
Payable for shares of beneficial interest redeemed	377,318		709,429
Dividends payable	143,649		233,098
Distribution fee payable	54,088		87,144
Advisory fee payable	51,323		40,677
Administrative fee payable	22,500		27,250
Transfer Agent fee payable	3,262		2,788
Accrued expenses and other liabilities	65,157		61,953

Total liabilities	1,033,288		2,964,212

Net Assets	$138,741,521		$234,126,824

Composition of Net Assets
Shares of beneficial interest, at par	$134,923		$216,139
Additional paid-in capital	136,787,885		227,425,306
Undistributed/(distributions in excess of) net investment income	(129,554)		115,040
Accumulated net realized loss on investment transactions	(555,346)		(1,069,868)
Net unrealized appreciation of investments	2,503,613		7,440,207

	$138,741,521		$234,126,824

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Pennsylvania Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$103,024,026	10,018,925	$10.28	*

Class B	$7,134,372	693,895	$10.28

Class C	$28,583,123	2,779,458	$10.28

Virginia Portfolio

Class A	$178,412,220	16,460,962	$10.84	*

Class B	$6,578,008	607,963	$10.82

Class C	$49,136,596	4,545,017	$10.81

*	The maximum offering price per share for Class A shares of Pennsylvania Portfolio and Virginia Portfolio were $10.74 and $11.32, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2009

	Arizona	Massachusetts
Investment Income
Interest	$10,562,204	$8,711,910

Expenses
Advisory fee (see Note B)	921,304	819,884
Distribution fee – Class A	489,040	402,755
Distribution fee – Class B	107,494	98,555
Distribution fee – Class C	309,717	380,893
Transfer agency – Class A	47,234	46,297
Transfer agency – Class B	5,082	4,802
Transfer agency – Class C	10,036	14,656
Administrative	99,502	102,731
Custodian	98,298	97,941
Audit	44,221	43,555
Legal	24,496	25,256
Printing	17,098	17,756
Registration	13,750	9,371
Trustees’ fees	5,559	3,502
Miscellaneous	10,356	8,731

Total expenses	2,203,187	2,076,685

Less: expenses waived and reimbursed by the Adviser (see Note B)	(314,066)	(246,920)
Less: expense offset arrangement (see Note B)	(146)	(138)

Net expenses	1,888,975	1,829,627

Net investment income	8,673,229	6,882,283

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	268,172	167,900
Swap contracts	5,159	350,505
Net change in unrealized appreciation/depreciation of:
Investments	14,166,944	12,173,867
Swap contracts	(33,056)	803,482

Net gain on investment transactions	14,407,219	13,495,754

Net Increase in Net Assets from Operations	$23,080,448	$20,378,037

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Michigan	Minnesota
Investment Income
Interest	$5,480,666	$4,731,392

Expenses
Advisory fee (see Note B)	499,124	454,234
Distribution fee – Class A	206,996	247,481
Distribution fee – Class B	79,326	20,251
Distribution fee – Class C	339,851	164,222
Transfer agency – Class A	35,957	34,972
Transfer agency – Class B	5,793	1,445
Transfer agency – Class C	19,647	7,801
Custodian	95,560	91,728
Administrative	94,652	94,879
Audit	44,222	43,639
Legal	28,769	25,149
Printing	13,264	9,730
Registration	9,352	5,617
Trustees’ fees	5,487	5,757
Miscellaneous	7,954	6,692

Total expenses	1,485,954	1,213,597

Less: expenses waived and reimbursed by the Adviser (see Note B)	(72,146)	(175,919)
Less: expense offset arrangement (see Note B)	(128)	(80)

Net expenses	1,413,680	1,037,598

Net investment income	4,066,986	3,693,794

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(145,410)	206,884
Swap contracts	170,726	97,635
Net change in unrealized appreciation/depreciation of:
Investments	7,102,068	6,472,371
Swap contracts	366,234	202,917

Net gain on investment transactions	7,493,618	6,979,807

Net Increase in Net Assets from Operations	$11,560,604	$10,673,601

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Statement of Operations

	New Jersey	Ohio
Investment Income
Interest	$8,478,950	$7,678,215

Expenses
Advisory fee (see Note B)	712,884	686,720
Distribution fee – Class A	349,273	308,472
Distribution fee – Class B	100,783	119,128
Distribution fee – Class C	319,160	378,677
Transfer agency – Class A	56,325	45,053
Transfer agency – Class B	6,898	7,405
Transfer agency – Class C	16,939	18,427
Custodian	96,671	100,059
Administrative	95,439	101,488
Audit	43,656	43,988
Legal	27,804	25,287
Printing	18,338	15,643
Trustees’ fees	5,193	5,657
Registration	1,321	2,815
Miscellaneous	10,097	8,694

Total expenses	1,860,781	1,867,513

Less: expenses waived and reimbursed by the Adviser (see Note B)	(188,416)	(221,757)
Less: expense offset arrangement (see Note B)	(163)	(154)

Net expenses	1,672,202	1,645,602

Net investment income	6,806,748	6,032,613

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(1,223,171)	204,992
Swap contracts	83,846	100,425
Net change in unrealized appreciation/depreciation of:
Investments	8,619,328	10,333,778
Swap contracts	176,293	208,714

Net gain on investment transactions	7,656,296	10,847,909

Net Increase in Net Assets from Operations	$14,463,044	$16,880,522

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Pennsylvania		Virginia
Investment Income
Interest	$6,882,889		$9,678,710

Expenses
Advisory fee (see Note B)	595,046		889,243
Distribution fee – Class A	288,703		451,041
Distribution fee – Class B	87,568		81,984
Distribution fee – Class C	272,415		390,642
Transfer agency – Class A	51,426		56,812
Transfer agency – Class B	6,425		4,721
Transfer agency – Class C	16,059		16,290
Custodian	96,702		101,302
Administrative	92,920		103,410
Audit	44,083		44,012
Legal	28,512		25,228
Printing	16,108		18,083
Registration	8,374		4,069
Trustees’ fees	5,109		5,695
Miscellaneous	7,339		9,611

Total expenses	1,616,789		2,202,143

Less: expenses waived and reimbursed by the Adviser (see Note B)	(108,461)		(448,386)
Less: expense offset arrangement (see Note B)	(131)		(130)

Net expenses	1,508,197		1,753,627

Net investment income	5,374,692		7,925,083

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	166,274		110,598
Swap contracts	– 0	–	183,810
Net change in unrealized appreciation/depreciation of:
Investments	6,849,529		16,036,290
Swap contracts	– 0	–	439,447

Net gain on investment transactions	7,015,803		16,770,145

Net Increase in Net Assets from Operations	$12,390,495		$24,695,228

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,673,229	$8,173,316
Net realized gain on investment transactions	273,331	85,979
Net change in unrealized appreciation/depreciation of investments	14,133,888	(13,420,873)

Net increase (decrease) in net assets from operations	23,080,448	(5,161,578)
Dividends to Shareholders from
Net investment income
Class A	(7,142,788)	(6,374,797)
Class B	(397,568)	(877,735)
Class C	(1,139,443)	(929,319)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(10,801,535)	20,333,217

Total increase	3,599,114	6,989,788
Net Assets
Beginning of period	211,481,970	204,492,182

End of period (including distributions in excess of net investment income of $(203,335) and $(201,924), respectively)	$215,081,084	$211,481,970

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Massachusetts
	Year Ended September 30, 2009		Year Ended September 30, 2008
Increase (Decrease) in Net Assets
from Operations
Net investment income	$6,882,283		$5,327,263
Net realized gain on investment transactions	518,405		228,394
Net change in unrealized appreciation/depreciation of investments	12,977,349		(6,736,062)
Contributions from Adviser (see Note B)	– 0	–	287

Net increase (decrease) in net assets from operations	20,378,037		(1,180,118)
Dividends to Shareholders from
Net investment income
Class A	(5,609,192)		(3,695,120)
Class B	(344,628)		(630,334)
Class C	(1,328,652)		(1,180,855)
Transactions in Shares of Beneficial
Interest
Net increase	38,119,906		32,919,269

Total increase	51,215,471		26,232,842
Net Assets
Beginning of period	160,262,286		134,029,444

End of period (including distributions in excess of net investment income of $(207,744) and $(158,060), respectively)	$211,477,757		$160,262,286

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Statement of Changes in Net Assets

	Michigan
	Year Ended September 30, 2009		Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,066,986		$4,115,722
Net realized gain (loss) on investment transactions	25,316		(451,057)
Net change in unrealized appreciation/depreciation of investments	7,468,302		(6,294,411)

Net increase (decrease) in net assets from operations	11,560,604		(2,629,746)
Dividends to Shareholders from
Net investment income
Class A	(2,835,899)		(2,574,535)
Class B	(272,201)		(489,229)
Class C	(1,162,343)		(1,154,917)
Net realized gain on investments
Class A	– 0	–	(131,968)
Class B	– 0	–	(37,691)
Class C	– 0	–	(75,845)
Transactions in Shares of Beneficial Interest
Net decrease	(4,627,681)		(2,707,760)

Total increase (decrease)	2,662,480		(9,801,691)
Net Assets
Beginning of period	112,465,699		122,267,390

End of period (including distributions in excess of net investment income of $(168,405) and $(135,674), respectively)	$115,128,179		$112,465,699

See notes to financial statements.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Minnesota
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,693,794	$3,693,888
Net realized gain on investment transactions	304,519	88,943
Net change in unrealized appreciation/depreciation of investments	6,675,288	(5,414,349)

Net increase (decrease) in net assets from operations	10,673,601	(1,631,518)
Dividends to Shareholders from
Net investment income
Class A	(3,216,056)	(3,130,860)
Class B	(66,725)	(156,743)
Class C	(523,153)	(462,600)
Transactions in Shares of Beneficial Interest
Net increase	11,881,055	6,653,588

Total increase	18,748,722	1,271,867
Net Assets
Beginning of period	95,061,047	93,789,180

End of period (including distributions in excess of net investment income of $(117,565) and $(103,060), respectively)	$113,809,769	$95,061,047

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Statement of Changes in Net Assets

	New Jersey
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,806,748	$6,381,247
Net realized gain (loss) on investment transactions	(1,139,325)	412,178
Net change in unrealized appreciation/depreciation of investments	8,795,621	(11,290,171)

Net increase (decrease) in net assets from operations	14,463,044	(4,496,746)
Dividends to Shareholders from
Net investment income
Class A	(5,287,643)	(4,590,422)
Class B	(390,576)	(700,370)
Class C	(1,226,373)	(1,143,165)
Transactions in Shares of Beneficial Interest
Net increase	3,882,074	12,279,186

Total increase	11,440,526	1,348,483
Net Assets
Beginning of period	162,792,436	161,443,953

End of period (including distributions in excess of net investment income of $(188,146) and $(174,148), respectively)	$174,232,962	$162,792,436

See notes to financial statements.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Ohio
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,032,613	$6,010,979
Net realized gain on investment transactions	305,417	700,160
Net change in unrealized appreciation/depreciation of investments	10,542,492	(10,860,276)

Net increase (decrease) in net assets from operations	16,880,522	(4,149,137)
Dividends to Shareholders from
Net investment income
Class A	(4,374,925)	(3,999,609)
Class B	(426,150)	(762,572)
Class C	(1,346,881)	(1,309,943)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(4,448,101)	2,015,616

Total increase (decrease)	6,284,465	(8,205,645)
Net Assets
Beginning of period	155,118,664	163,324,309

End of period (including distributions in excess of net investment income of $(157,435) and $(142,517), respectively)	$161,403,129	$155,118,664

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Statement of Changes in Net Assets

	Pennsylvania
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,374,692	$5,386,971
Net realized gain on investment transactions	166,274	98,193
Net change in unrealized appreciation/depreciation of investments	6,849,529	(9,569,522)

Net increase (decrease) in net assets from operations	12,390,495	(4,084,358)
Dividends to Shareholders from
Net investment income
Class A	(4,094,307)	(3,828,243)
Class B	(312,210)	(534,773)
Class C	(968,175)	(1,029,588)
Transactions in Shares of Beneficial Interest
Net decrease	(2,809,400)	(1,238,392)

Total increase (decrease)	4,206,403	(10,715,354)
Net Assets
Beginning of period	134,535,118	145,250,472

End of period (including distributions in excess of net investment income of $(129,554) and $(129,554), respectively)	$138,741,521	$134,535,118

See notes to financial statements.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Virginia
	Year Ended September 30, 2009	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,925,083	$7,226,305
Net realized gain on investment transactions	294,408	195,226
Net change in unrealized appreciation/depreciation of investments	16,475,737	(12,687,756)

Net increase (decrease) in net assets from operations	24,695,228	(5,266,225)
Dividends to Shareholders from
Net investment income
Class A	(6,428,498)	(5,418,958)
Class B	(299,000)	(613,385)
Class C	(1,401,313)	(1,283,008)
Transactions in Shares of Beneficial Interest
Net increase	28,245,717	23,036,289

Total increase	44,812,134	10,454,713
Net Assets
Beginning of period	189,314,690	178,859,977

End of period (including undistributed net investment income of $115,040 and $134,958, respectively)	$234,126,824	$189,314,690

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund operates as a series company currently comprised of eight portfolios: Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). The Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio and Ohio Portfolio are each diversified portfolios. Each of Pennsylvania Portfolio and Virginia Portfolio is non-diversified. On June 26, 2009, AllianceBernstein Municipal Income Fund, Inc. – National Portfolio acquired all of the assets and assumed all of the liabilities of Florida Portfolio, a former portfolio of the Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, Class A shares will be sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more effective October 1, 2009), Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with the provisions set forth in U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2009:

Arizona Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$210,782,856	$	– 0	–	$210,782,856
Short-Term Municipal Notes		– 0	–	200,000		– 0	–	200,000

		– 0	–	210,982,856		– 0	–	210,982,856
Other Financial Instruments*		– 0	–	(37,471)		– 0	–	(37,471)

Total	$	– 0	–	$210,945,385	$	– 0	–	$210,945,385

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Massachusetts Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$194,564,495		$–0	–	$194,564,495
Short-Term Municipal Notes		– 0	–	13,200,000		– 0	–	13,200,000

		– 0	–	207,764,495		– 0	–	207,764,495
Other Financial Instruments*		– 0	–	1,273,968		– 0	–	1,273,968

Total	$	– 0	–	$209,038,463	$	– 0	–	$209,038,463

Michigan Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$112,673,316	$	– 0	–	$112,673,316
Other Financial Instruments*		– 0	–	706,214		– 0	–	706,214

Total	$	– 0	–	$113,379,530	$	– 0	–	$113,379,530

Minnesota Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$96,002,138	$	– 0	–	$96,002,138
Short-Term Municipal Notes		– 0	–	16,105,000		– 0	–	16,105,000

		– 0	–	112,107,138		– 0	–	112,107,138
Other Financial Instruments*		– 0	–	369,251		– 0	–	369,251

Total	$	– 0	–	$112,476,389	$	– 0	–	$112,476,389

New Jersey Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$159,422,300	$	– 0	–	$159,422,300
Short-Term Municipal Notes		– 0	–	11,655,000		– 0	–	11,655,000

		– 0	–	171,077,300		– 0	–	171,077,300
Other Financial Instruments*		– 0	–	332,473		– 0	–	332,473

Total	$	– 0	–	$171,409,773	$	– 0	–	$171,409,773

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Notes to Financial Statements

Ohio Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$153,288,583	$	– 0	–	$153,288,583
Short-Term Municipal Notes		– 0	–	5,600,000		– 0	–	5,600,000

		– 0	–	158,888,583		– 0	–	158,888,583
Other Financial Instruments*		– 0	–	379,801		– 0	–	379,801

Total	$	– 0	–	$159,268,384	$	– 0	–	$159,268,384

Pennsylvania Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$137,407,239	$	– 0	–	$137,407,239

Total	$	– 0	–	$137,407,239	$	– 0	–	$137,407,239

Virginia Portfolio
Investments in Securities	Level 1			Level 2	Level 3			Total
Municipal Obligations	$	– 0	–	$219,108,262	$	– 0	–	$219,108,262
Short-Term Municipal Notes		– 0	–	12,575,000		– 0	–	12,575,000

		– 0	–	231,683,262		– 0	–	231,683,262
Other Financial Instruments*		– 0	–	606,419		– 0	–	606,419

Total	$	– 0	–	$232,289,681	$	– 0	–	$232,289,681

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed each Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. Each Portfolio may buy and sell securities from other

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Notes to Financial Statements

affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. The Portfolios amortize premium and accrete original issue discount and market discount as adjustments to interest income.

The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolios represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of each Portfolio. Such fees are accrued daily and paid monthly.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	107

Notes to Financial Statements

The Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolios	Class A	Class B	Class C
Arizona	0.78%	1.48%	1.48%
Massachusetts	0.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	0.90%	1.60%	1.60%
New Jersey	0.87%	1.57%	1.57%
Ohio	0.85%	1.55%	1.55%
Pennsylvania	0.95%	1.65%	1.65%
Virginia	0.72%	1.42%	1.42%

For the year ended September 30, 2009, the Adviser has voluntarily agreed to waive a portion of its advisory fees. The aggregate amounts of such fee waivers were as follows: Arizona Portfolio, $314,066; Massachusetts Portfolio, $246,920; Michigan Portfolio, $72,146; Minnesota Portfolio, $175,919; New Jersey Portfolio, $188,416; Ohio Portfolio, $221,757; Pennsylvania Portfolio, $108,461, and Virginia Portfolio, $448,386.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended September 30, 2009, such fees for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania, and Virginia Portfolios amounted to $99,502, $102,731, $94,652, $94,879, $95,439, $101,488, $92,920, and $103,410, respectively.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement, for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2009, such compensation retained by ABIS amounted to: Arizona Portfolio, $32,082; Massachusetts Portfolio, $37,026; Michigan Portfolio, $34,993; Minnesota Portfolio, $25,236; New Jersey Portfolio, $44,450; Ohio Portfolio, $38,053; Pennsylvania Portfolio, $39,991; and Virginia Portfolio, $35,730.

For the year ended September 30, 2009, each Portfolio’s expenses were reduced under an expense offset arrangement with ABIS, as follows: Arizona Portfolio, by $146; Massachusetts Portfolio, by $138; Michigan Portfolio, by $128; Minnesota Portfolio, by $80; New Jersey Portfolio, by $163; Ohio Portfolio, by $154; Pennsylvania Portfolio, by $131; and Virginia Portfolio, by $130.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges from sales

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Notes to Financial Statements

of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2009 as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B	Class C
Arizona	$20,009	$13,906		$4,283	$5,203
Massachusetts	22,388	26,818		6,344	3,657
Michigan	8,226	2,036		4,751	5,425
Minnesota	7,541	– 0	–	6,127	7,297
New Jersey	8,354	8,284		6,509	1,509
Ohio	8,876	512		6,469	1,017
Pennsylvania	6,111	– 0	–	6,087	3,674
Virginia	21,330	253		4,479	5,714

NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of each Portfolio’s average daily net assets attributable to both Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,480,066	$1,710,479
Massachusetts	3,439,009	3,257,502
Michigan	3,209,968	4,049,637
Minnesota	2,653,161	2,515,169
New Jersey	5,322,887	3,231,748
Ohio	4,367,384	3,534,366
Pennsylvania	3,608,391	3,178,405
Virginia	3,636,595	2,665,271

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	109

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2009 were as follows:

Portfolio	Purchases	Sales
Arizona	$13,982,473	$16,393,250
Massachusetts	49,861,015	11,340,736
Michigan	15,430,635	11,915,056
Minnesota	1,116,130	3,562,630
New Jersey	12,851,314	12,516,520
Ohio	4,523,452	9,164,855
Pennsylvania	13,909,703	11,498,103
Virginia	46,125,237	17,632,550

There were no purchases or sales of U.S. government and government agency obligations during the period.

At September 30, 2009, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows (excluding swap contracts):

Portfolio	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Arizona	$205,404,648	$8,271,765	$(2,693,557)	$5,578,208
Massachusetts	198,386,751	11,905,634	(2,527,890)	9,377,744
Michigan	107,892,694	5,974,668	(1,194,046)	4,780,622
Minnesota	108,352,988	4,141,146	(386,996)	3,754,150
New Jersey	167,724,293	7,117,114	(3,764,107)	3,353,007
Ohio	154,208,036	6,569,772	(1,889,225)	4,680,547
Pennsylvania	134,904,714	5,223,346	(2,720,821)	2,502,525
Virginia	225,094,018	9,343,434	(2,754,190)	6,589,244

1. Derivative Financial Instruments

The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of their portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

The Portfolios may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with

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Notes to Financial Statements

the terms of the respective swap agreements to provide value and recourse to the Portfolios or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

•	Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps on the statement of operations, in addition to any realized gain/loss recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	111

Notes to Financial Statements

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of a Portfolio declines below specific levels set forth in the documentation. If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of September 30, 2009, the Arizona Portfolio has an interest rate swap contract in a liability position with net asset contingent features. The fair value of such contract amounted to $120,015 at September 30, 2009.

•	Futures Contracts

The Portfolios may buy or sell futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of securities hedged or used to cover.

At the time the Portfolios enter into a futures contract, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

At September 30, 2009, the Portfolios had entered into the following derivatives:

Arizona Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$82,544	Unrealized depreciation of interest rate swap contracts	$120,015

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on transactions from interest rate swaps; Net change in unrealized appreciation (depreciation) of interest rate swaps	$5,159	$(33,056)

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Notes to Financial Statements

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $2,440,000.

Massachusetts Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$1,273,968	Unrealized depreciation of interest rate swap contracts	$–0–

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on transactions from interest rate swaps; Net change in unrealized appreciation (depreciation) of interest rate swaps	$350,505	$803,482

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $13,100,000.

Michigan Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$706,214	Unrealized depreciation of interest rate swap contracts	$–0	–

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	113

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on transactions from interest rate swaps; Net change in unrealized appreciation (depreciation) of interest rate swaps	$170,726	$366,234

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $6,200,000.

Minnesota Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$369,251	Unrealized depreciation of interest rate swap contracts	$–0	–

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on transactions from interest rate swaps; Net change in unrealized appreciation (depreciation) of interest rate swaps	$97,635	$202,917

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Notes to Financial Statements

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $3,500,000.

New Jersey Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$332,473	Unrealized depreciation of interest rate swap contracts	$–0	–

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on transactions from interest rate swaps; Net change in unrealized appreciation (depreciation) of interest rate swaps	$83,846	$176,293

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $3,000,000.

Ohio Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$379,801	Unrealized depreciation of interest rate swap contracts	$–0	–

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	115

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on transactions from interest rate swaps; Net change in unrealized appreciation (depreciation) of interest rate swaps	$100,425	$208,714

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $3,600,000.

Virginia Portfolio	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swap contracts	Unrealized appreciation of interest rate swap contracts	$606,419	Unrealized depreciation of interest rate swap contracts	$–0	–

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate swap contracts	Net realized gain (loss) on transactions from interest rate swaps; Net change in unrealized appreciation (depreciation) of interest rate swaps	$183,810	$439,447

For the year ended September 30, 2009, the average monthly notional amount of interest rate swaps was $7,000,000.

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Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Arizona Portfolio
Class A
Shares sold	1,904,239	4,204,678	$19,647,894	$45,614,871

Shares issued in reinvestment of dividends	385,323	333,863	3,983,289	3,615,525

Shares converted from Class B	638,792	1,620,765	6,621,608	17,461,169

Shares redeemed	(3,513,504)	(2,892,144)	(36,073,940)	(31,283,592)

Net increase (decrease)	(585,150)	3,267,162	$(5,821,149)	$35,407,973

Class B
Shares sold	22,041	55,333	$223,475	$599,049

Shares issued in reinvestment of dividends	25,765	52,976	264,783	574,301

Shares converted to Class A	(639,693)	(1,623,652)	(6,621,608)	(17,461,169)

Shares redeemed	(146,336)	(385,306)	(1,496,780)	(4,165,558)

Net decrease	(738,223)	(1,900,649)	$(7,630,130)	$(20,453,377)

Class C
Shares sold	702,129	978,400	$7,271,993	$10,576,533

Shares issued in reinvestment of dividends	63,910	46,225	660,487	499,700

Shares redeemed	(512,364)	(527,110)	(5,282,736)	(5,697,612)

Net increase	253,675	497,515	$2,649,744	$5,378,621

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Massachusetts Portfolio
Class A
Shares sold	6,160,796	4,128,095	$64,261,757	$44,372,359

Shares issued in reinvestment of dividends	282,292	230,116	2,963,953	2,480,227

Shares converted from Class B	515,680	895,820	5,380,523	9,635,577

Shares redeemed	(3,275,985)	(1,519,783)	(34,058,146)	(16,374,152)

Net increase	3,682,783	3,734,248	$38,548,087	$40,114,011

Class B
Shares sold	105,516	100,242	$1,098,578	$1,080,329

Shares issued in reinvestment of dividends	23,477	41,106	244,708	442,912

Shares converted to Class A	(516,671)	(897,654)	(5,380,523)	(9,635,577)

Shares redeemed	(228,127)	(277,414)	(2,356,273)	(2,996,388)

Net decrease	(615,805)	(1,033,720)	$(6,393,510)	$(11,108,724)

Class C
Shares sold	1,079,590	821,182	$11,398,808	$8,823,279

Shares issued in reinvestment of dividends	89,156	77,110	934,248	829,782

Shares redeemed	(614,873)	(532,530)	(6,367,727)	(5,739,079)

Net increase	553,873	365,762	$5,965,329	$3,913,982

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Michigan Portfolio
Class A
Shares sold	1,163,192	1,080,726	$11,857,071	$11,532,381

Shares issued in reinvestment of dividends and distributions	188,864	176,907	1,933,317	1,882,966

Shares converted from Class B	413,512	682,589	4,265,322	7,241,606

Shares redeemed	(1,636,356)	(1,188,357)	(16,684,889)	(12,656,416)

Net increase	129,212	751,865	$1,370,821	$8,000,537

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Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Michigan Portfolio
Class B
Shares sold	45,073	90,711	$452,404	$964,433

Shares issued in reinvestment of dividends and distributions	20,836	37,834	211,610	402,970

Shares converted to Class A	(414,166)	(683,936)	(4,265,322)	(7,241,606)

Shares redeemed	(176,751)	(330,066)	(1,776,429)	(3,528,128)

Net decrease	(525,008)	(885,457)	$(5,377,737)	$(9,402,331)

Class C
Shares sold	585,158	398,785	$6,005,663	$4,231,371

Shares issued in reinvestment of dividends and distributions	82,182	89,727	838,051	954,324

Shares redeemed	(733,854)	(610,380)	(7,464,479)	(6,491,661)

Net decrease	(66,514)	(121,868)	$(620,765)	$(1,305,966)

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Minnesota Portfolio
Class A
Shares sold	2,821,773	1,668,885	$27,267,095	$16,714,379

Shares issued in reinvestment of dividends	188,249	152,740	1,829,349	1,527,289

Shares converted from Class B	170,160	323,769	1,660,364	3,228,208

Shares redeemed	(2,150,881)	(1,243,316)	(20,499,475)	(12,400,056)

Net increase	1,029,301	902,078	$10,257,333	$9,069,820

Class B
Shares sold	6,503	13,396	$61,894	$134,532

Shares issued in reinvestment of dividends	4,565	10,124	43,891	101,447

Shares converted to Class A	(170,265)	(323,855)	(1,660,364)	(3,228,208)

Shares redeemed	(21,177)	(58,856)	(207,658)	(589,025)

Net decrease	(180,374)	(359,191)	$(1,762,237)	$(3,581,254)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Minnesota Portfolio
Class C
Shares sold	551,203	233,481	$5,314,037	$2,333,859

Shares issued in reinvestment of dividends	37,484	34,930	363,971	349,651

Shares redeemed	(239,154)	(151,604)	(2,292,049)	(1,518,488)

Net increase	349,533	116,807	$3,385,959	$1,165,022

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

New Jersey Portfolio
Class A
Shares sold	4,606,151	3,311,142	$40,878,429	$31,734,493

Shares issued in reinvestment of dividends	273,743	246,294	2,460,656	2,372,772

Shares converted from Class B	438,458	1,120,704	3,932,321	10,789,107

Shares redeemed	(4,419,341)	(2,277,655)	(39,134,205)	(21,834,614)

Net increase	899,011	2,400,485	$8,137,201	$23,061,758

Class B
Shares sold	56,116	178,462	$498,626	$1,717,216

Shares issued in reinvestment of dividends	30,833	52,203	275,970	503,984

Shares converted to Class A	(438,410)	(1,120,628)	(3,932,321)	(10,789,107)

Shares redeemed	(314,632)	(382,929)	(2,791,688)	(3,699,683)

Net decrease	(666,093)	(1,272,892)	$(5,949,413)	$(12,267,590)

Class C
Shares sold	602,215	550,100	$5,447,628	$5,287,856

Shares issued in reinvestment of dividends	97,417	83,299	875,948	802,885

Shares redeemed	(519,292)	(477,565)	(4,629,290)	(4,605,723)

Net increase	180,340	155,834	$1,694,286	$1,485,018

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Ohio Portfolio
Class A
Shares sold	1,598,239	2,035,533	$15,252,592	$20,324,202

Shares issued in reinvestment of dividends	288,787	259,663	2,759,374	2,590,239

Shares converted from Class B	687,909	891,776	6,590,818	8,868,001

Shares redeemed	(2,253,377)	(1,756,660)	(21,335,033)	(17,555,833)

Net increase	321,558	1,430,312	$3,267,751	$14,226,609

Class B
Shares sold	44,050	150,118	$421,611	$1,489,858

Shares issued in reinvestment of dividends	34,342	57,242	326,157	571,517

Shares converted to Class A	(688,580)	(892,674)	(6,590,818)	(8,868,001)

Shares redeemed	(286,750)	(525,944)	(2,712,494)	(5,248,383)

Net decrease	(896,938)	(1,211,258)	$(8,555,544)	$(12,055,009)

Class C
Shares sold	601,674	434,992	$5,762,545	$4,333,684

Shares issued in reinvestment of dividends	101,821	94,190	972,905	939,482

Shares redeemed	(619,902)	(545,596)	(5,895,758)	(5,429,150)

Net increase (decrease)	83,593	(16,414)	$839,692	$(155,984)

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Pennsylvania Portfolio
Class A
Shares sold	1,675,270	1,417,866	$15,878,324	$14,631,504

Shares issued in reinvestment of dividends	253,476	232,299	2,441,886	2,397,456

Shares converted from Class B	385,130	711,726	3,703,807	7,323,360

Shares redeemed	(1,840,145)	(1,687,782)	(17,472,252)	(17,429,553)

Net increase	473,731	674,109	$4,551,765	$6,922,767

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Pennsylvania Portfolio
Class B
Shares sold	42,886	134,392	$410,692	$1,388,555

Shares issued in reinvestment of dividends	21,666	34,044	207,998	352,157

Shares converted to Class A	(385,044)	(711,826)	(3,703,807)	(7,323,360)

Shares redeemed	(138,464)	(346,598)	(1,318,949)	(3,595,931)

Net decrease	(458,956)	(889,988)	$(4,404,066)	$(9,178,579)

Class C
Shares sold	397,286	436,148	$3,809,041	$4,505,635

Shares issued in reinvestment of dividends	69,508	68,442	669,419	706,780

Shares redeemed	(782,816)	(406,109)	(7,435,559)	(4,194,995)

Net increase (decrease)	(316,022)	98,481	$(2,957,099)	$1,017,420

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Virginia Portfolio
Class A
Shares sold	4,325,141	3,424,960	$44,241,129	$36,167,452

Shares issued in reinvestment of dividends	364,127	300,262	3,706,910	3,178,233

Shares converted from Class B	431,836	956,875	4,347,034	10,060,975

Shares redeemed	(2,771,937)	(1,789,684)	(27,841,253)	(18,890,631)

Net increase	2,349,167	2,892,413	$24,453,820	$30,516,029

Class B
Shares sold	77,052	108,002	$782,932	$1,139,032

Shares issued in reinvestment of dividends	19,875	40,148	200,024	425,388

Shares converted to Class A	(432,623)	(958,536)	(4,347,034)	(10,060,975)

Shares redeemed	(215,610)	(232,512)	(2,132,588)	(2,467,859)

Net decrease	(551,306)	(1,042,898)	$(5,496,666)	$(10,964,414)

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008

Virginia Portfolio
Class C
Shares sold	1,409,045	840,397	$14,476,013	$8,883,532

Shares issued in reinvestment of dividends	94,871	87,183	962,202	920,968

Shares redeemed	(617,161)	(602,275)	(6,149,652)	(6,319,826)

Net increase	886,755	325,305	$9,288,563	$3,484,674

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2009.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

Arizona Portfolio	2009	2008
Distributions paid from:
Tax-exempt income	$8,635,748	$8,156,800
Ordinary income	44,051	25,051

Total distributions paid	$8,679,799	$8,181,851

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$27,298
Accumulated capital and other losses	(201,820	)(a)
Unrealized appreciation/(depreciation)	5,539,861	(b)

Total accumulated earnings/(deficit)	$5,365,339	(c)

(a)

On September 30, 2009 the Portfolio had a net capital loss carryforward for federal income tax purposes of $201,820 of which $113,937 expires in the year 2010 and $87,883 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2009, the Portfolio utilized capital loss carryforwards of $269,313.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, and a contribution from the advisor resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Massachusetts Portfolio	2009	2008
Distributions paid from:
Tax-exempt income	$6,950,823	$5,361,875
Ordinary income	331,649	144,434

Total distributions paid	$7,282,472	$5,506,309

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$74,408
Accumulated capital and other losses	(2,193,277	)(a)
Unrealized appreciation/(depreciation)	10,580,332	(b)

Total accumulated earnings/(deficit)	$8,461,463	(c)

(a)

On September 30, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $2,193,277 of which $2,193,277 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2009, the Portfolio utilized capital loss carryforwards of $169,516. The portfolio had a capital loss carryforward expire in the amount of $1,415,535 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, a capital loss carryforward expiration, and a contribution from the advisor resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

Michigan Portfolio	2009		2008
Distributions paid from:
Tax-exempt income	$4,111,586		$4,125,020
Ordinary income	158,857		218,750
Long term capital gains	– 0	–	120,415

Total distributions paid	$4,270,443		$4,464,185

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$6,544
Accumulated capital and other losses	(702,836	)(a)
Unrealized appreciation/(depreciation)	5,428,031	(b)

Total accumulated earnings/(deficit)	$4,731,739	(c)

(a)

On September 30, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $342,330, of which $1,899 expires in the year 2016, and $340,431 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are believed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2009, the Portfolio defers to October 1, 2009 post-October capital losses of $360,506.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

Minnesota Portfolio	2009	2008
Distributions paid from:
Tax-exempt income	$3,702,790	$3,689,423
Ordinary income	103,144	60,780

Total distributions paid	$3,805,934	$3,750,203

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$4,443
Accumulated capital and other losses	(599,233	)(a)
Unrealized appreciation/(depreciation)	4,101,526	(b)

Total accumulated earnings/(deficit)	$3,506,736	(c)

(a)

On September 30, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $599,233 of which $179,489 expires in the year 2011, $142,635 expires in the year 2012, and $277,109 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2009, the Portfolio utilized capital loss carryforwards of $206,884.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net decrease in distributions in excess of net investment income, and a corresponding net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

New Jersey Portfolio	2009	2008
Distributions paid from:
Tax-exempt income	$6,810,923	$6,383,489
Ordinary income	93,669	50,468

Total distributions paid	$6,904,592	$6,433,957

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$16,455
Accumulated capital and other losses	(11,893,933	)(a)
Unrealized appreciation/(depreciation)	3,663,411	(b)

Total accumulated earnings/(deficit)	$(8,214,067	)(c)

(a)

On September 30, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $10,670,762 of which $4,688,584 expires in the year 2010, $5,617,272 expires in the year 2011 and $364,906 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Portfolio had a capital loss carryforward expire in the amount of $1,077,263 in the current fiscal year. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the fiscal year ended September 30, 2009, the Portfolio deferred to October 1, 2009, $1,223,171 of post-October capital losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, and a capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

Ohio Portfolio	2009	2008
Distributions paid from:
Tax-exempt income	$6,038,846	$6,007,728
Ordinary income	109,110	64,396

Total distributions paid	$6,147,956	$6,072,124

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$25,558
Accumulated capital and other losses	(3,657,797	)(a)
Unrealized appreciation/(depreciation)	5,037,848	(b)

Total accumulated earnings/(deficit)	$1,405,609	(c)

(a)

On September 30, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $3,657,797 of which $3,620,192 expires in the year 2011 and $37,605 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2009, the Portfolio utilized capital loss carryforwards of $204,992. The Portfolio had a capital loss carryforward expire in the amount of $1,434,029 in the current fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and a capital loss carryforward expiration resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

Pennsylvania Portfolio	2009	2008
Distributions paid from:
Tax-exempt income	$5,314,963	$5,353,271
Ordinary income	59,729	39,333

Total distributions paid	$5,374,692	$5,392,604

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income	$14,095
Accumulated capital and other losses	(554,258	)(a)
Unrealized appreciation/(depreciation)	2,502,525	(b)

Total accumulated earnings/(deficit)	$1,962,362	(c)

(a)

On September 30, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $554,258 of which $108,517 expires in the year 2010 and $445,741 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2009, the Portfolio utilized capital loss carryforwards of $166,274.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

Virginia Portfolio	2009	2008
Distributions paid from:
Tax-exempt income	$7,951,136	$7,210,855
Ordinary income	177,675	104,496

Total distributions paid	$8,128,811	$7,315,351

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$368,269
Accumulated capital and other losses	(825,324	)(a)
Unrealized appreciation/(depreciation)	7,175,531	(b)

Total accumulated earnings/(deficit)	$6,718,476	(c)

(a)

On September 30, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $825,324 of which $793,446 expires in the year 2010 and $31,878 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2009, the portfolio utilized capital loss carryforwards of $110,598. The Portfolio had a capital loss carryforward expire of $493,886 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, and the expiration of a capital loss carryforward resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE H

Risks Involved in Investing in the Fund

Credit Risk—The Portfolios may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through November 25, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class A
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.28	$ 10.93	$ 11.07	$ 11.06		$ 10.95

Income From Investment Operations
Net investment income(a)(b)	.45	.44	.44	.45		.47
Net realized and unrealized gain (loss) on investment transactions	.74	(.65)	(.14)	.01		.11

Net increase (decrease) in net asset value from operations	1.19	(.21)	.30	.46		.58

Less: Dividends
Dividends from net investment income	(.45)	(.44)	(.44)	(.45)		(.47)

Net asset value, end of period	$ 11.02	$ 10.28	$ 10.93	$ 11.07		$ 11.06

Total Return
Total investment return based on net asset value(d)	11.97%	(2.08)%	2.78%	4.28%		5.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$172,697	$166,997	$141,882	$138,880		$111,704
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78%	.78%	.78%	.78	%(e)	.78%
Expenses, before waivers/reimbursements	.93%	.93%	.96%	.95	%(e)	.97%
Net investment income, net of waivers/reimbursements	4.38%	4.02%	4.03%	4.11	%(e)	4.22%
Portfolio turnover rate	7%	25%	8%	20%		25%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class B
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.26	$ 10.91	$ 11.05	$ 11.04		$ 10.94

Income From Investment Operations
Net investment income(a)(b)	.38	.36	.37	.38		.39
Net realized and unrealized gain (loss) on investment transactions	.75	(.65)	(.15)	– 0	–	.10

Net increase (decrease) in net asset value from operations	1.13	(.29)	.22	.38		.49

Less: Dividends
Dividends from net investment income	(.38)	(.36)	(.36)	(.37)		(.39)

Net asset value, end of period	$ 11.01	$ 10.26	$ 10.91	$ 11.05		$ 11.04

Total Return
Total investment return based on net asset value(d)	11.32%	(2.76)%	2.07%	3.56%		4.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,409	$14,485	$36,136	$52,070		$63,255
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48%	1.48%	1.48%	1.48	%(e)	1.48%
Expenses, before waivers/reimbursements	1.65%	1.66%	1.67%	1.66	%(e)	1.68%
Net investment income, net of waivers/reimbursements	3.70%	3.32%	3.33%	3.42	%(e)	3.54%
Portfolio turnover rate	7%	25%	8%	20%		25%

See footnote summary on page 155.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class C
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.26	$ 10.91	$ 11.05	$ 11.04		$ 10.94

Income From Investment Operations
Net investment income(a)(b)	.38	.36	.37	.37		.39
Net realized and unrealized gain (loss) on investment transactions	.75	(.65)	(.14)	.01		.10

Net increase (decrease) in net asset value from operations	1.13	(.29)	.23	.38		.49

Less: Dividends
Dividends from net investment income	(.38)	(.36)	(.37)	(.37)		(.39)

Net asset value, end of period	$ 11.01	$ 10.26	$ 10.91	$ 11.05		$ 11.04

Total Return
Total investment return based on net asset value(d)	11.32%	(2.76)%	2.07%	3.56%		4.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,975	$30,000	$26,474	$25,445		$24,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.48%	1.48%	1.48%	1.48	%(e)	1.48%
Expenses, before waivers/reimbursements	1.64%	1.64%	1.66%	1.65	%(e)	1.67%
Net investment income, net of waivers/reimbursements	3.68%	3.33%	3.34%	3.42	%(e)	3.53%
Portfolio turnover rate	7%	25%	8%	20%		25%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Massachusetts Portfolio
Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.36	$ 10.81	$ 10.94	$ 10.96	$ 10.92

Income From Investment Operations
Net investment income(a)(b)	.42	.42	.44	.45	.47
Net realized and unrealized gain (loss) on investment transactions	.74	(.43)	(.13)	(.02)	.05
Contributions from Adviser (see Note B)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.16	(.01)	.31	.43	.52

Less: Dividends
Dividends from net investment income	(.44)	(.44)	(.44)	(.45)	(.48)

Net asset value, end of period	$ 11.08	$ 10.36	$ 10.81	$ 10.94	$ 10.96

Total Return
Total investment return based on net asset value(d)	11.50%	(.22	) %	2.92%	4.06%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$158,368	$109,951	$74,341	$63,120	$53,035
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.82%	.82%	.82%	.82	%(e)	.82%
Expenses, before waivers/reimbursements	.95%	1.01%	1.06%	1.09	%(e)	1.17%
Expenses, before waivers/reimbursements excluding interest expense	.95%	1.01%	1.06%	1.03	%(e)	1.03%
Net investment income, net of waivers/reimbursements	3.96%	3.90%	4.08%	4.18	%(e)	4.29%
Portfolio turnover rate	7%	32%	11%	25%	25%

See footnote summary on page 155.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Massachusetts Portfolio
Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.34	$ 10.79	$ 10.92	$ 10.94	$ 10.91

Income From Investment Operations
Net investment income(a)(b)	.34	.34	.37	.38	.40
Net realized and unrealized gain (loss) on investment transactions	.75	(.43)	(.13)	(.02)	.03
Contributions from Adviser (see Note B)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.09	(.09)	.24	.36	.43

Less: Dividends
Dividends from net investment income	(.37)	(.36)	(.37)	(.38)	(.40)

Net asset value, end of period	$ 11.06	$ 10.34	$ 10.79	$ 10.92	$ 10.94

Total Return
Total investment return based on net asset value(d)	10.75%	(.91	) %	2.21%	3.35%	4.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,600	$13,477	$25,209	$41,221	$50,203
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.52%	1.52%	1.52%	1.52	%(e)	1.52%
Expenses, before waivers/reimbursements	1.67%	1.73%	1.77%	1.81	%(e)	1.88%
Expenses, before waivers/reimbursements excluding interest expense	1.67%	1.73%	1.77%	1.75	%(e)	1.74%
Net investment income, net of waivers/reimbursements	3.29%	3.23%	3.38%	3.49	%(e)	3.61%
Portfolio turnover rate	7%	32%	11%	25%	25%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Massachusetts Portfolio
Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.34	$ 10.79	$ 10.92	$ 10.94	$ 10.91

Income From Investment Operations
Net investment income(a)(b)	.34	.34	.37	.38	.40
Net realized and unrealized gain (loss) on investment transactions	.75	(.43)	(.13)	(.02)	.03
Contributions from Adviser (see Note B)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.09	(.09)	.24	.36	.43

Less: Dividends
Dividends from net investment income	(.37)	(.36)	(.37)	(.38)	(.40)

Net asset value, end of period	$ 11.06	$ 10.34	$ 10.79	$ 10.92	$ 10.94

Total Return
Total investment return based on net asset value(d)	10.75%	(.91)%	2.22%	3.35%	3.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,510	$36,834	$34,479	$38,001	$34,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.52%	1.52%	1.52%	1.52	%(e)	1.52%
Expenses, before waivers/reimbursements	1.66%	1.72%	1.76%	1.80	%(e)	1.88%
Expenses, before waivers/reimbursements excluding interest expense	1.66%	1.72%	1.76%	1.74	%(e)	1.74%
Net investment income, net of waivers/reimbursements	3.27%	3.22%	3.39%	3.49	%(e)	3.61%
Portfolio turnover rate	7%	32%	11%	25%	25%

See footnote summary on page 155.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class A
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.11	$ 10.74	$ 10.91	$ 10.88	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.40	.40	.42	.43	.46
Net realized and unrealized gain (loss) on investment transactions	.70	(.60)	(.12)	.03	.09

Net increase (decrease) in net asset value from operations	1.10	(.20)	.30	.46	.55

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.41)	(.42)	(.42)	(.46)
Distributions from net realized gain on investments	– 0	–	(.02)	(.05)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.43)	(.47)	(.43)	(.46)

Net asset value, end of period	$ 10.79	$ 10.11	$ 10.74	$ 10.91	$ 10.88

Total Return
Total investment return based on net asset value(d)	11.18%	(1.97)%	2.75%	4.38%	5.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,799	$67,798	$63,989	$64,920	$54,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.01%	1.01%	1.01%	.98	%(e)	.99%
Expenses, before waivers/reimbursements	1.07%	1.06%	1.10%	1.04	%(e)	1.05%
Net investment income, net of waivers/reimbursements	3.93%	3.77%	3.87%	3.92	%(e)	4.19%
Portfolio turnover rate	11%	13%	2%	17%	18%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class B
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.09	$ 10.72	$ 10.89	$ 10.86	$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.33	.32	.34	.35	.38
Net realized and unrealized gain (loss) on investment transactions	.70	(.59)	(.12)	.04	.10

Net increase (decrease) in net asset value from operations	1.03	(.27)	.22	.39	.48

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.34)	(.34)	(.35)	(.39)
Distributions from net realized gain on investments	– 0	–	(.02)	(.05)	(.01)	– 0	–

Total dividends and distributions	(.35)	(.36)	(.39)	(.36)	(.39)

Net asset value, end of period	$ 10.77	$ 10.09	$ 10.72	$ 10.89	$ 10.86

Total Return
Total investment return based on net asset value(d)	10.45%	(2.65)%	2.04%	3.66%	4.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,424	$10,378	$20,524	$30,813	$41,516
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71%	1.71%	1.71%	1.69	%(e)	1.70%
Expenses, before waivers/reimbursements	1.79%	1.78%	1.81%	1.75	%(e)	1.76%
Net investment income, net of waivers/reimbursements	3.25%	3.08%	3.17%	3.23	%(e)	3.50%
Portfolio turnover rate	11%	13%	2%	17%	18%

See footnote summary on page 155.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class C
Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.09	$ 10.73	$ 10.89	$ 10.87	$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.33	.33	.34	.35	.38
Net realized and unrealized gain (loss) on investment transactions	.71	(.61)	(.11)	.03	.10

Net increase (decrease) in net asset value from operations	1.04	(.28)	.23	.38	.48

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.34)	(.34)	(.35)	(.38)
Distributions from net realized gain on investments	– 0	–	(.02)	(.05)	(.01)	– 0	–

Total dividends and distributions	(.35)	(.36)	(.39)	(.36)	(.38)

Net asset value, end of period	$ 10.78	$ 10.09	$ 10.73	$ 10.89	$ 10.87

Total Return
Total investment return based on net asset value(d)	10.54%	(2.74)%	2.13%	3.56%	4.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,905	$34,290	$37,755	$41,274	$43,225
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71%	1.71%	1.71%	1.68	%(e)	1.70%
Expenses, before waivers/reimbursements	1.78%	1.76%	1.81%	1.74	%(e)	1.75%
Net investment income, net of waivers/reimbursements	3.24%	3.08%	3.17%	3.23	%(e)	3.50%
Portfolio turnover rate	11%	13%	2%	17%	18%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class A
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.51	$ 10.05	$ 10.20	$ 10.19		$ 10.14

Income From Investment Operations
Net investment income(a)(b)	.37	.39	.41	.42		.42
Net realized and unrealized gain (loss) on investment transactions	.67	(.53)	(.15)	.01		.05

Net increase (decrease) in net asset value from operations	1.04	(.14)	.26	.43		.47

Less: Dividends
Dividends from net investment income	(.38)	(.40)	(.41)	(.42)		(.42)

Net asset value, end of period	$ 10.17	$ 9.51	$ 10.05	$ 10.20		$ 10.19

Total Return
Total investment return based on net asset value(d)	11.20%	(1.53)%	2.58%	4.29%		4.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,916	$78,064	$73,400	$71,172		$69,174
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.90%	.90%	.90%	.90	%(e)	.90%
Expenses, before waivers/ reimbursements	1.07%	1.10%	1.16%	1.17	%(e)	1.26%
Expenses, before waivers/reimbursements excluding interest expense	1.07%	1.10%	1.16%	1.10	%(e)	1.13%
Net investment income, net of waivers/ reimbursements	3.79%	3.93%	4.03%	4.10	%(e)	4.12%
Portfolio turnover rate	1%	7%	1%	13%		14%

See footnote summary on page 155.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class B
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.51	$ 10.05	$ 10.20	$ 10.19		$ 10.14

Income From Investment Operations
Net investment income(a)(b)	.30	.32	.34	.34		.35
Net realized and unrealized gain (loss) on investment transactions	.67	(.53)	(.15)	.01		.05

Net increase (decrease) in net asset value from operations	.97	(.21)	.19	.35		.40

Less: Dividends
Dividends from net investment income	(.31)	(.33)	(.34)	(.34)		(.35)

Net asset value, end of period	$ 10.17	$ 9.51	$ 10.05	$ 10.20		$ 10.19

Total Return
Total investment return based on net asset value(d)	10.43%	(2.21)%	1.86%	3.56%		3.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,165	$2,805	$6,571	$10,577		$14,424
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.60%	1.60%	1.60%	1.60	%(e)	1.60%
Expenses, before waivers/ reimbursements	1.81%	1.81%	1.87%	1.88	%(e)	1.97%
Expenses, before waivers/reimbursements excluding interest expense	1.81%	1.81%	1.87%	1.81	%(e)	1.84%
Net investment income, net of waivers/reimbursements	3.19%	3.21%	3.33%	3.41	%(e)	3.43%
Portfolio turnover rate	1%	7%	1%	13%		14%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class C
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.52	$ 10.06	$ 10.21	$ 10.20		$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.30	.32	.34	.34		.35
Net realized and unrealized gain (loss) on investment transactions	.67	(.53)	(.15)	.01		.05

Net increase (decrease) in net asset value from operations	.97	(.21)	.19	.35		.40

Less: Dividends
Dividends from net investment income	(.31)	(.33)	(.34)	(.34)		(.35)

Net asset value, end of period	$ 10.18	$ 9.52	$ 10.06	$ 10.21		$ 10.20

Total Return
Total investment return based on net asset value(d)	10.42%	(2.21)%	1.86%	3.55%		3.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,729	$14,192	$13,818	$15,635		$17,153
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.60%	1.60%	1.60%	1.60	%(e)	1.60%
Expenses, before waivers/ reimbursements	1.78%	1.80%	1.86%	1.87	%(e)	1.96%
Expenses, before waivers/reimbursements excluding interest expense	1.78%	1.80%	1.86%	1.80	%(e)	1.83%
Net investment income, net of waivers/reimbursements	3.07%	3.22%	3.33%	3.40	%(e)	3.42%
Portfolio turnover rate	1%	7%	1%	13%		14%

See footnote summary on page 155.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.13	$ 9.76	$ 9.93	$ 9.90		$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.40	.40	.42	.42		.42
Net realized and unrealized gain (loss) on investment transactions	.43	(.63)	(.17)	.03		.07

Net increase (decrease) in net asset value from operations	.83	(.23)	.25	.45		.49

Less: Dividends
Dividends from net investment income	(.41)	(.40)	(.42)	(.42)		(.43)

Net asset value, end of period	$ 9.55	$ 9.13	$ 9.76	$ 9.93		$ 9.90

Total Return
Total investment return based on net asset value(d)	9.45%	(2.46)%	2.52%	4.65%		5.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$130,515	$116,562	$101,138	$83,088		$77,570
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.87%	.87%	.87%	.87	%(e)	.87%
Expenses, before waivers/ reimbursements	.99%	.99%	1.10%	1.15	%(e)	1.16%
Expenses, before waivers/reimbursements excluding interest expense	.99%	.99%	1.03%	1.01	%(e)	1.02%
Net investment income, net of waivers/reimbursements	4.48%	4.15%	4.23%	4.25	%(e)	4.26%
Portfolio turnover rate	8%	32%	6%	6%		38%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.13	$ 9.76	$ 9.93	$ 9.90		$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.34	.33	.35	.35		.35
Net realized and unrealized gain (loss) on investment transactions	.43	(.62)	(.17)	.03		.07

Net increase (decrease) in net asset value from operations	.77	(.29)	.18	.38		.42

Less: Dividends
Dividends from net investment income	(.35)	(.34)	(.35)	(.35)		(.36)

Net asset value, end of period	$ 9.55	$ 9.13	$ 9.76	$ 9.93		$ 9.90

Total Return
Total investment return based on net asset value(d)	8.69%	(3.14)%	1.80%	3.91%		4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,174	$13,898	$27,275	$42,766		$58,706
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.57%	1.57%	1.57%	1.57	%(e)	1.57%
Expenses, before waivers/ reimbursements	1.71%	1.72%	1.81%	1.86	%(e)	1.87%
Expenses, before waivers/reimbursements excluding interest expense	1.71%	1.72%	1.74%	1.72	%(e)	1.73%
Net investment income, net of waivers/reimbursements	3.82%	3.44%	3.52%	3.55	%(e)	3.56%
Portfolio turnover rate	8%	32%	6%	6%		38%

See footnote summary on page 155.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.13	$ 9.76	$ 9.93	$ 9.90		$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.34	.33	.35	.35		.35
Net realized and unrealized gain (loss) on investment transactions	.44	(.62)	(.17)	.03		.07

Net increase (decrease) in net asset value from operations	.78	(.29)	.18	.38		.42

Less: Dividends
Dividends from net investment income	(.35)	(.34)	(.35)	(.35)		(.36)

Net asset value, end of period	$ 9.56	$ 9.13	$ 9.76	$ 9.93		$ 9.90

Total Return
Total investment return based on net asset value(d)	8.81%	(3.14)%	1.80%	3.92%		4.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,544	$32,332	$33,031	$34,042		$35,279
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.57%	1.57%	1.57%	1.57	%(e)	1.57%
Expenses, before waivers/ reimbursements	1.69%	1.70%	1.80%	1.85	%(e)	1.86%
Expenses, before waivers/ reimbursements excluding interest expense	1.69%	1.70%	1.74%	1.71	%(e)	1.72%
Net investment income, net of waivers/reimbursements	3.78%	3.44%	3.52%	3.55	%(e)	3.56%
Portfolio turnover rate	8%	32%	6%	6%		38%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class A
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.44	$ 10.06	$ 10.16	$ 10.14		$ 10.10

Income From Investment Operations
Net investment income(a)(b)	.40	.40	.40	.41		.43
Net realized and unrealized gain (loss) on investment transactions	.69	(.62)	(.10)	.02		.03

Net increase (decrease) in net asset value from operations	1.09	(.22)	.30	.43		.46

Less: Dividends
Dividends from net investment income	(.41)	(.40)	(.40)	(.41)		(.42)

Net asset value, end of period	$ 10.12	$ 9.44	$ 10.06	$ 10.16		$ 10.14

Total Return
Total investment return based on net asset value(d)	11.84%	(2.33)%	3.05%	4.40%		4.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,101	$101,481	$93,801	$87,902		$85,749
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85%	.85%	.85%	.85	%(e)	.85%
Expenses, before waivers/ reimbursements	.99%	1.00%	1.01%	.98	%(e)	.99%
Net investment income, net of waivers/reimbursements	4.18%	3.97%	4.00%	4.12	%(e)	4.19%
Portfolio turnover rate	3%	7%	4%	11%		23%

See footnote summary on page 155.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class B
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.43	$ 10.05	$ 10.15	$ 10.13		$ 10.09

Income From Investment Operations
Net investment income(a)(b)	.33	.32	.33	.34		.36
Net realized and unrealized gain (loss) on investment transactions	.69	(.61)	(.10)	.02		.03

Net increase (decrease) in net asset value from operations	1.02	(.29)	.23	.36		.39

Less: Dividends
Dividends from net investment income	(.34)	(.33)	(.33)	(.34)		(.35)

Net asset value, end of period	$ 10.11	$ 9.43	$ 10.05	$ 10.15		$ 10.13

Total Return
Total investment return based on net asset value(d)	11.08%	(3.02)%	2.34%	3.67%		3.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,294	$16,192	$29,436	$41,802		$55,111
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55%	1.55%	1.55%	1.55	%(e)	1.55%
Expenses, before waivers/ reimbursements	1.71%	1.72%	1.72%	1.69	%(e)	1.69%
Net investment income, net of waivers/reimbursements	3.50%	3.26%	3.30%	3.42	%(e)	3.50%
Portfolio turnover rate	3%	7%	4%	11%		23%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class C
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.43	$ 10.06	$ 10.16	$ 10.13		$ 10.09

Income From Investment Operations
Net investment income(a)(b)	.33	.33	.33	.34		.36
Net realized and unrealized gain (loss) on investment transactions	.70	(.63)	(.10)	.03		.03

Net increase (decrease) in net asset value from operations	1.03	(.30)	.23	.37		.39

Less: Dividends
Dividends from net investment income	(.34)	(.33)	(.33)	(.34)		(.35)

Net asset value, end of period	$ 10.12	$ 9.43	$ 10.06	$ 10.16		$ 10.13

Total Return
Total investment return based on net asset value(d)	11.19%	(3.11)%	2.33%	3.78%		3.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,008	$37,446	$40,087	$44,023		$47,610
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55%	1.55%	1.55%	1.55	%(e)	1.55%
Expenses, before waivers/ reimbursements	1.70%	1.71%	1.71%	1.68	%(e)	1.69%
Net investment income, net of waivers/reimbursements	3.48%	3.27%	3.31%	3.42	%(e)	3.49%
Portfolio turnover rate	3%	7%	4%	11%		23%

See footnote summary on page 155.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class A
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.75	$ 10.44	$ 10.58	$ 10.53		$ 10.48

Income From Investment Operations
Net investment income(a)(b)	.41	.41	.41	.42		.44
Net realized and unrealized gain (loss) on investment transactions	.53	(.69)	(.14)	.05		.05

Net increase (decrease) in net asset value from operations	.94	(.28)	.27	.47		.49

Less: Dividends
Dividends from net investment income	(.41)	(.41)	(.41)	(.42)		(.44)

Net asset value, end of period	$ 10.28	$ 9.75	$ 10.44	$ 10.58		$ 10.53

Total Return
Total investment return based on net asset value(d)	10.00%	(2.80)%	2.60%	4.57%		4.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103,024	$93,096	$92,626	$81,151		$78,472
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements, excluding interest expense	.95%	.95%	.95%	.95	%(e)	.95%
Expenses, before waivers/ reimbursements	1.03%	1.03%	1.03%	1.11	%(e)	1.20%
Expenses, before waivers/reimbursements, excluding interest expense	1.03%	1.03%	1.03%	1.01	%(e)	1.04%
Net investment income, net of waivers/reimbursements	4.25%	3.99%	3.92%	4.00	%(e)	4.19%
Portfolio turnover rate	9%	9%	8%	23%		36%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class B
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.75	$ 10.44	$ 10.58	$ 10.53		$ 10.48

Income From Investment Operations
Net investment income(a)(b)	.34	.34	.34	.35		.37
Net realized and unrealized gain (loss) on investment transactions	.53	(.69)	(.14)	.05		.05

Net increase (decrease) in net asset value from operations	.87	(.35)	.20	.40		.42

Less: Dividends
Dividends from net investment income	(.34)	(.34)	(.34)	(.35)		(.37)

Net asset value, end of period	$ 10.28	$ 9.75	$ 10.44	$ 10.58		$ 10.53

Total Return
Total investment return based on net asset value(d)	9.24%	(3.48)%	1.89%	3.84%		4.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,135	$11,245	$21,329	$33,448		$41,760
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements, excluding interest expense	1.65%	1.65%	1.65%	1.65	%(e)	1.65%
Expenses, before waivers/reimbursements	1.75%	1.75%	1.74%	1.82	%(e)	1.90%
Expenses, before waivers/ reimbursements, excluding interest expense	1.75%	1.75%	1.74%	1.72	%(e)	1.74%
Net investment income, net of waivers/reimbursements	3.57%	3.27%	3.21%	3.31	%(e)	3.49%
Portfolio turnover rate	9%	9%	8%	23%		36%

See footnote summary on page 155.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class C
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.75	$ 10.44	$ 10.58	$ 10.53		$ 10.48

Income From Investment Operations
Net investment income(a)(b)	.34	.34	.34	.35		.37
Net realized and unrealized gain (loss) on investment transactions	.53	(.69)	(.14)	.05		.05

Net increase (decrease) in net asset value from operations	.87	(.35)	.20	.40		.42

Less: Dividends
Dividends from net investment income	(.34)	(.34)	(.34)	(.35)		(.37)

Net asset value, end of period	$ 10.28	$ 9.75	$ 10.44	$ 10.58		$ 10.53

Total Return
Total investment return based on net asset value(d)	9.24%	(3.48)%	1.89%	3.84%		4.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,583	$30,194	$31,295	$34,332		$34,705
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements, excluding interest expense	1.65%	1.65%	1.65%	1.65	%(e)	1.65%
Expenses, before waivers/ reimbursements	1.73%	1.74%	1.74%	1.82	%(e)	1.90%
Expenses, before waivers/reimbursements, excluding interest expense	1.73%	1.74%	1.74%	1.72	%(e)	1.74%
Net investment income, net of waivers/reimbursements	3.55%	3.29%	3.22%	3.30	%(e)	3.49%
Portfolio turnover rate	9%	9%	8%	23%		36%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class A
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.01	$ 10.68	$ 10.84	$ 10.82		$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.42	.43	.45	.47		.49
Net realized and unrealized gain (loss) on investment transactions	.85	(.66)	(.16)	.02		.05

Net increase (decrease) in net asset value from operations	1.27	(.23)	.29	.49		.54

Less: Dividends
Dividends from net investment income	(.44)	(.44)	(.45)	(.47)		(.49)

Net asset value, end of period	$ 10.84	$ 10.01	$ 10.68	$ 10.84		$ 10.82

Total Return
Total investment return based on net asset value(d)	13.03%	(2.33)%	2.72%	4.61%		5.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$178,412	$141,216	$119,858	$109,343		$88,605
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.72%	.72%	.72%	.72	%(e)	.72%
Expenses, before waivers/ reimbursements	.94%	.96%	.99%	1.01	%(e)	1.09%
Expenses, before waivers/reimbursements excluding interest expense	.94%	.96%	.99%	1.00	%(e)	1.00%
Net investment income, net of waivers/reimbursements	4.17%	4.07%	4.19%	4.33	%(e)	4.48%
Portfolio turnover rate	9%	26%	15%	31%		23%

See footnote summary on page 155.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class B
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.99	$ 10.66	$ 10.82	$ 10.80		$ 10.75

Income From Investment Operations
Net investment income(a)(b)	.35	.35	.38	.39		.41
Net realized and unrealized gain (loss) on investment transactions	.85	(.66)	(.17)	.02		.05

Net increase (decrease) in net asset value from operations	1.20	(.31)	.21	.41		.46

Less: Dividends
Dividends from net investment income	(.37)	(.36)	(.37)	(.39)		(.41)

Net asset value, end of period	$ 10.82	$ 9.99	$ 10.66	$ 10.82		$ 10.80

Total Return
Total investment return based on net asset value(d)	12.27%	(3.02)%	2.01%	3.89%		4.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,578	$11,582	$23,486	$37,006		$46,489
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.42%	1.42%	1.42%	1.42	%(e)	1.42%
Expenses, before waivers/ reimbursements	1.67%	1.67%	1.69%	1.72	%(e)	1.80%
Expenses, before waivers/reimbursements excluding interest expense	1.67%	1.67%	1.69%	1.71	%(e)	1.71%
Net investment income, net of waivers/reimbursements	3.55%	3.37%	3.49%	3.64	%(e)	3.81%
Portfolio turnover rate	9%	26%	15%	31%		23%

See footnote summary on page 155.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class C
	Year Ended September 30,
	2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.98	$ 10.66	$ 10.81	$ 10.79		$ 10.74

Income From Investment Operations
Net investment income(a)(b)	.35	.36	.38	.39		.41
Net realized and unrealized gain (loss) on investment transactions	.85	(.68)	(.16)	.02		.06

Net increase (decrease) in net asset value from operations	1.20	(.32)	.22	.41		.47

Less: Dividends
Dividends from net investment income	(.37)	(.36)	(.37)	(.39)		(.42)

Net asset value, end of period	$ 10.81	$ 9.98	$ 10.66	$ 10.81		$ 10.79

Total Return
Total investment return based on net asset value(d)	12.28%	(3.11)%	2.11%	3.90%		4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,137	$36,517	$35,516	$34,544		$29,412
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.42%	1.42%	1.42%	1.42	%(e)	1.42%
Expenses, before waivers/ reimbursements	1.65%	1.66%	1.69%	1.71	%(e)	1.79%
Expenses, before waivers/reimbursements excluding interest expense	1.65%	1.66%	1.69%	1.70	%(e)	1.70%
Net investment income, net of waivers/reimbursements	3.48%	3.38%	3.50%	3.64	%(e)	3.80%
Portfolio turnover rate	9%	26%	15%	31%		23%

See footnote summary on page 155.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than .005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios and Board of Trustees of

AllianceBernstein Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund II (the “Fund”) (comprising, respectively, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios; the “Portfolios”) as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the AllianceBernstein Municipal Income Fund II at September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2009

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

The Portfolios designated the following for the fiscal year ended September 30, 2009:

Portfolio	Exempt-Interest Dividends
Arizona	$8,635,748
Massachusetts	6,950,823
Michigan	4,111,586
Minnesota	3,702,790
New Jersey	6,810,923
Ohio	6,038,846
Pennsylvania	5,314,963
Virginia	7,951,136

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent(3)

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

(3)	Bank of New York acted as the Fund’s Custodian and Accounting Agent through October 1, 2009.

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., # + Chairman of the Board 77 (1998)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

John H. Dobkin, # 67 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi- conductors) and MEMC Electronic Materials, Inc.

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philp L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

(Guy) Robert B. Davidson III 48	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Douglas J. Peebles 44	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

Michael G. Brooks 61	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Fred S. Cohen 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Terrance T. Hults 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

Management of the Fund

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios:2

Arizona Portfolio

Florida Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AOD”) between the Adviser and the New York State Attorney General (“the NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios, which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	It should be noted that Senior Officer’s fee evaluation was completed on October 22, 2008.
2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Trust
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Municipal Income Fund II

The Portfolios’ net assets on September 30, 2008 are set forth below:

Portfolio	Net Assets ($MM)
Arizona Portfolio	$212.2
Florida Portfolio	$160.5
Massachusetts Portfolio	$160.0
Michigan Portfolio	$112.6
Minnesota Portfolio	$95.3
New Jersey Portfolio	$162.8
Ohio Portfolio	$155.1
Pennsylvania Portfolio	$134.8
Virginia Portfolio	$189.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$47,000	0.05%
Florida Portfolio	$49,000	0.05%
Massachusetts Portfolio	$49,000	0.07%
Michigan Portfolio[5]	$49,000	0.06%
Minnesota Portfolio[5]	$49,000	0.07%
New Jersey Portfolio	$49,000	0.06%
Ohio Portfolio	$49,000	0.06%
Pennsylvania Portfolio	$49,000	0.07%
Virginia Portfolio[5]	$49,000	0.05%

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.
4	The management fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.
5	The Adviser waived the amount in its entirety.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Arizona Portfolio	Class A Class B Class C	0.78 1.48 1.48	% % %	0.96 1.67 1.66	% % %	September 30

Florida Portfolio	Class A Class B Class C	0.78 1.48 1.48	% % %	0.98 1.70 1.68	% % %	September 30

Massachusetts Portfolio	Class A Class B Class C	0.82 1.52 1.52	% % %	1.06 1.77 1.76	% % %	September 30

Michigan Portfolio	Class A Class B Class C	1.01 1.71 1.71	% % %	1.10 1.83 1.81	% % %	September 30

Minnesota Portfolio	Class A Class B Class C	0.90 1.60 1.60	% % %	1.15 1.87 1.85	% % %	September 30

New Jersey Portfolio	Class A Class B Class C	0.87 1.57 1.57	% % %	1.02 1.75 1.72	% % %	September 30

Ohio Portfolio	Class A Class B Class C	0.85 1.55 1.55	% % %	1.02 1.73 1.72	% % %	September 30

Pennsylvania Portfolio	Class A Class B Class C	0.95 1.65 1.65	% % %	1.04 1.76 1.74	% % %	September 30

Virginia Portfolio	Class A Class B Class C	0.72 1.42 1.42	% % %	0.98 1.70 1.69	% % %	September 30

166	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional client account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have a substantially lower risk profile (credit and interest rate risk) than the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolios.6

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. With respect to the Funds, net assets are as of July 31, 2008. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

168	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds. Certain of the Portfolios had original EGs that had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded those Portfolios’ EGs to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median	Rank
Arizona Portfolio[9],[10]	0.450	0.522	4/14
Florida Portfolio[9], [10]	0.450	0.546	2/15
Massachusetts Portfolio[10]	0.450	0.500	2/9
Michigan Portfolio[9], [10]	0.450	0.550	2/14
Minnesota Portfolio[9]	0.450	0.550	2/16
New Jersey Portfolio[10]	0.450	0.500	1/7
Ohio Portfolio[9], [10]	0.450	0.548	2/14
Pennsylvania Portfolio[10]	0.450	0.490	2/9
Virginia Portfolio[9], [10]	0.450	0.523	3/14

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.
8	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.
9	The Portfolio’s EG was expanded by Lipper at the request of the Senior Officer and the Adviser.
10	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

Because Lipper had expanded certain of the Portfolios’ EGs, under Lipper’s standard guidelines, those Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of the peers that had a similar but not the same Lipper investment objective/classification as the subject Portfolio.11 A “normal” EU will include funds that have the same investment objective/classification as the subject Portfolio.12 Set forth below is the comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratios rankings are also shown:

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio[14]	0.780	0.780	8/15	0.817	18/43
Florida Portfolio[14]	0.780	0.858	3/16	0.866	9/43
Massachusetts Portfolio	0.820	0.850	4/10	0.883	4/12
Michigan Portfolio[14]	1.010	0.917	13/14	0.856	53/60
Minnesota Portfolio[14]	0.900	0.879	11/16	0.850	35/53
New Jersey Portfolio	0.870	0.833	7/8	0.826	11/13
Ohio Portfolio[14]	0.853	0.876	6/15	0.850	28/53
Pennsylvania Portfolio	0.950	0.796	8/10	0.796	14/18
Virginia Portfolio[14]	0.720	0.819	3/15	0.845	9/51

Based on this analysis, except for Virginia Portfolio, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.
12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
13	Most recently completed fiscal year Class A share total expense ratio.
14	The Portfolios’ EU was expanded by Lipper under standard Lipper guidelines.

170	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser’s profitability information for the Portfolios prepared by the Adviser for the Trustees of the Trust was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios decreased during the calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million. 15

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$21,584
Florida Portfolio	$12,546
Massachusetts Portfolio	$10,131
Michigan Portfolio	$10,131
Minnesota Portfolio	$9,247
New Jersey Portfolio	$14,358
Ohio Portfolio	$8,423
Pennsylvania Portfolio	$12,040
Virginia Portfolio	$16,684

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$1,129,290	$17,805
Florida Portfolio	$1,075,831	$18,313
Massachusetts Portfolio	$911,751	$24,352
Michigan Portfolio	$851,497	$22,890
Minnesota Portfolio	$446,559	$6,525
New Jersey Portfolio	$956,399	$16,257
Ohio Portfolio	$1,051,361	$14,479
Pennsylvania Portfolio	$873,415	$9,695
Virginia Portfolio	$1,004,584	$15,077

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:16

Portfolio	ABIS Fee	Expense Offset
Arizona Portfolio	$35,229	$2,129
Florida Portfolio	$30,305	$2,010
Massachusetts Portfolio	$31,833	$2,955
Michigan Portfolio	$42,273	$4,043
Minnesota Portfolio	$26,589	$2,933
New Jersey Portfolio	$49,140	$5,437
Ohio Portfolio	$42,650	$3,366
Pennsylvania Portfolio	$45,369	$5,492
Virginia Portfolio	$35,835	$3,186

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.
17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

172	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

18	The Deli study was originally published in 2002 based on 1997 data.
19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	173

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net performance returns and rankings of the Portfolios20 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2008.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio
1 year	1.91	1.77	0.88	2/5	2/10
3 year	2.90	2.48	2.22	1/5	1/9
5 year	4.65	3.64	3.79	1/5	1/9
10 year	4.64	4.05	4.05	1/5	1/8

Florida Portfolio
1 year	1.28	-0.96	-0.17	1/4	3/8
3 year	2.88	1.71	2.25	1/3	2/7
5 year	4.36	3.47	3.72	1/3	1/7
10 year	4.49	4.01	4.11	1/3	2/7

Massachusetts Portfolio
1 year	3.14	2.23	2.42	2/10	3/13
3 year	3.19	2.67	2.71	2/10	3/12
5 year	4.60	3.90	3.90	1/10	1/12
10 year	4.37	4.36	4.36	3/10	3/11

Michigan Portfolio
1 year	1.83	1.83	1.21	2/3	4/8
3 year	2.81	2.70	2.40	1/3	1/7
5 year	4.44	3.55	3.55	1/3	1/7
10 year	4.78	3.88	3.99	1/3	1/7

Minnesota Portfolio
1 year	2.60	2.09	1.60	3/7	3/14
3 year	2.95	2.74	2.53	1/7	2/13
5 year	4.20	3.95	3.56	3/7	5/13
10 year	4.50	4.26	4.03	1/7	1/12

20	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.
21	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.
22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

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	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
New Jersey Portfolio
1 year	1.82	1.41	1.54	3/8	5/13
3 year	2.89	2.40	2.35	2/7	3/12
5 year	4.40	3.87	3.91	1/7	2/12
10 year	4.02	4.02	4.00	4/7	6/12

Ohio Portfolio
1 year	2.11	2.29	2.14	4/6	7/12
3 year	2.99	2.62	2.42	2/6	2/11
5 year	4.28	3.65	3.67	2/6	2/11
10 year	4.28	4.09	4.06	1/6	1/10

Pennsylvania Portfolio
1 year	1.56	1.06	1.06	4/10	7/18
3 year	2.75	2.37	2.35	4/10	5/17
5 year	4.19	3.93	3.91	1/10	2/17
10 year	4.48	4.09	4.08	3/10	3/17

Virginia Portfolio
1 year	2.06	1.36	1.83	2/5	4/9
3 year	2.98	2.29	2.48	1/5	1/8
5 year	4.39	3.83	3.71	1/5	2/8
10 year	4.45	4.11	4.02	1/5	1/8

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Arizona Portfolio	1.91	2.90	4.65	4.64	5.76	3.60	0.29	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.79	4.04	0.33	10
Inception Date: June 1, 1994

Florida Portfolio	1.28	2.88	4.36	4.49	5.20	3.63	0.25	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Massachusetts Portfolio	3.14	3.19	4.60	4.37	5.97	3.98	0.20	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.77	4.04	0.33	10
Inception Date: March 29, 1994

Michigan Portfolio	1.83	2.81	4.44	4.78	5.79	3.86	0.31	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.43	4.04	0.33	10
Inception Date: February 25, 1994

Minnesota Portfolio	2.60	2.95	4.20	4.50	5.02	3.79	0.25	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.
24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2008.
25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

176	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
New Jersey Portfolio	1.82	2.89	4.40	4.02	4.77	4.37	0.11	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Ohio Portfolio	2.11	2.99	4.28	4.28	5.02	3.82	0.19	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	1.56	2.75	4.19	4.48	5.25	3.85	0.24	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Virginia Portfolio	2.06	2.98	4.39	4.45	5.91	3.60	0.24	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.74	4.04	0.33	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	177

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

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Global Bond Fund

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Intermediate Bond Portfolio

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Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

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Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

178	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	179

NOTES

180	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0909

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
Arizona Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,879	$4,732	$6,983

Florida Portfolio	2008	$26,767	$3,148	$14,758
	2009	$—	$4,274	$6,983

Massachusetts Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,879	$4,732	$6,983

Michigan Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,879	$4,732	$6,983

Minnesota Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,880	$4,732	$6,983

New Jersey Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,880	$4,732	$6,983

Ohio Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,880	$4,732	$6,983

Pennsylvania Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,880	$4,732	$6,983

Virginia Portfolio	2008	$26,767	$3,148	$14,758
	2009	$26,880	$4,732	$6,983

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

Florida Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

Massachusetts Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

Michigan Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

Minnesota Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

New Jersey Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

Ohio Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

Pennsylvania Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

Virginia Portfolio	2008	$1,024,154	$161,025
			$(146,267)
			$(14,758)
	2009	$743,169	$252,479
			$(245,496)
			$(6,983)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: November 27, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 27, 2009